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                                                                     EXHIBIT 1.2

                                1,500,000 Shares

                             SCM MICROSYSTEMS, INC.

                                  Common Stock

                      INTERNATIONAL UNDERWRITING AGREEMENT


April __, 1998

COWEN INTERNATIONAL L.P.
WESTDEUTSCHE LANDESBANK GIROZENTRALE
HAMBRECHT & QUIST LLC
As Lead Managers of the several International Managers
c/o Cowen International L.P.
One Angel Court
London EC2R 7HJ
U.K.


Dear Sirs:

1 Introductory. SCM Microsystems, Inc., a Delaware corporation (the "Company"), and the selling stockholders named in Schedule B hereto (the "Selling Stockholders") propose to sell, pursuant to the terms of this Agreement, to the several International Managers named in Schedule A hereto (the "International Managers," or, each, an "International Manager"), an aggregate of 1,500,000 shares of Common Stock, $0.001 par value per share (the "Common Stock"), of the Company. The aggregate of 1,500,000 shares so proposed to be sold is hereinafter referred to as the "Firm Stock." The Company also proposes to sell to the International Managers and the U.S. Underwriters (as hereinafter defined), upon the terms and conditions set forth in Section 3 hereof, up to an additional 450,000 shares of Common Stock (the "Optional Stock"). The Firm Stock and the Optional Stock are hereinafter collectively referred to as the "Stock." Cowen International L.P. ("Cowen"), Westdeutsche Landesbank Girozentrale ("West LB") and Hambrecht & Quist LLC are acting as Lead Managers of the several International Managers and in such capacity are hereinafter referred to as the "Lead Managers."

        It is understood by all parties that the Company and the Selling Stockholders are concurrently entering into an agreement dated the date hereof (the "U.S. Underwriting Agreement") providing for the sale by the Company and the Selling Stockholders of an aggregate of 1,500,000 shares of Common Stock (the "U.S. Stock") through arrangements with certain U.S. Underwriters in the United States and Canada (the "U.S. Underwriters"), for whom Cowen & Company, Hambrecht & Quist LLC and Wessels, Arnold and Henderson are acting as Representatives (the "Representatives"). The International Managers and the U.S. Underwriters simultaneously are entering into an agreement among the International and U.S. underwriting syndicates (the "Agreement Among U.S. Underwriters and International Managers") which provides for, among


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        other things, the transfer of shares of Common Stock between the two syndicates. Two forms of prospectus are to be used in connection with the offer and sale of shares of Common Stock contemplated by the foregoing, one relating to the Stock and the other relating to the U.S. Stock. Except as used in the first paragraph hereof and in Section 8 herein, and except as the context may otherwise require, references herein to the Stock shall include all the shares of Common Stock which may be sold pursuant to both this Agreement and the U.S. Underwriting Agreement, and references herein to any prospectus whether in preliminary or final form, and whether as amended or supplemented, shall include the U.S. and the International versions thereof; provided, however, that any such references shall not be deemed to be references to the prospectus prepared in the German language in connection with the listing of shares of Stock on the Neuer Markt of the Frankfurt Stock Exchange. The German language prospectus included in the Application for Admission (as hereinafter defined) and the final form of the German language prospectus are collectively referred to as the "German Prospectus."

2a. Representations and Warranties of the Company. The Company hereby represents and warrants to, and agrees with, the several International Managers that:

        (a) A registration statement on Form S-1 (File No. 333-47635) in the form in which it became or becomes effective and also in such form as it may be when any post-effective amendment thereto shall become effective with respect to the Stock, including any pre- effective prospectuses included as part of the registration statement as originally filed or as part of any amendment or supplement thereto, or filed pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") promulgated thereunder, copies of which have heretofore been delivered to you, has been prepared by the Company in conformity with the requirements of the Securities Act and has been filed with the Commission under the Securities Act; one or more amendments to such registration statement, including in each case an amended pre-effective prospectus, copies of which amendments have heretofore been delivered to you, have been so prepared and filed. If it is contemplated, at the time this Agreement is executed, that a post-effective amendment to the registration statement will be filed and must be declared effective before the offering of the Stock may commence, the term "Registration Statement" as used in this Agreement means the registration statement as amended by said post-effective amendment. The term "Registration Statement" as used in this Agreement shall also include any registration statement relating to the Stock that is filed and becomes effective pursuant to Rule 462(b) under the Securities Act. The term "Prospectus" as used in this Agreement means the prospectus in the form included in the Registration Statement, or, (A) if the prospectus included in the Registration Statement omits information in reliance on Rule 430A under the Securities Act and such information is included in a prospectus filed with the Commission pursuant to Rule 424(b) under the Securities Act, the term "Prospectus" as used in this Agreement means the prospectus in the form included in the Registration Statement as supplemented by the addition of the Rule 430A information contained in the prospectus filed with the Commission pursuant to Rule 424(b) and (B) if prospectuses that meet the requirements of Section 10(a) of the Securities Act are delivered pursuant to Rule 434 under the Securities Act, then
                (i) the term "Prospectus" as used in this Agreement means the "prospectus subject to completion" (as such term is defined in Rule 434(g) under the Securities Act) as supplemented by (a) the addition of Rule 430A information or other information contained in the form of prospectus delivered pursuant to Rule 434(b)(2) under the Securities Act or (b) the information contained in the term sheets described in Rule


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                434(b)(3) under the Securities Act, and (ii) the date of such prospectuses shall be deemed to be the date of the term sheets. The term "Pre-effective Prospectus" as used in this Agreement means the prospectus subject to completion dated March __, 1998, and as such prospectus shall have been amended from time to time prior to the date of the Prospectus.

        (b) The Commission has not issued or, to the Company's knowledge, threatened to issue any order preventing or suspending the use of any Pre-effective Prospectus, and, at its date of issue, each Pre-effective Prospectus complied in all material respects with the applicable provisions of the Securities Act, except that the outside front cover and back cover pages of the International version omitted certain captions and legends that are required in the U.S. prospectus, and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, other than any noncompliance, untrue statement or omission in a Pre-effective Prospectus that has been corrected in the Prospectus; and, when the Registration Statement becomes effective and at all times subsequent thereto up to and including each of the Closing Dates (as hereinafter defined), the Registration Statement and the Prospectus and any amendments or supplements thereto contained and will contain all material statements and information required to be included therein by the Securities Act, except that the outside front cover and back cover pages of the International version omitted certain captions and legends that are required in the U.S. prospectus, and complied and will comply in all material respects with the applicable provisions of the Securities Act, except that the outside front cover and back cover pages of the International version omitted certain captions and legends that are required in the U.S. prospectus, and neither the Registration Statement nor the Prospectus, nor any amendment or supplement thereto, contained or will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the foregoing representations and warranties shall not apply to information contained in or omitted from any Pre-effective Prospectus or the Registration Statement or the Prospectus or any such amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by the Lead Managers on behalf of the several International Managers, directly or through you, specifically for use in the preparation thereof. With respect to the preceding sentence, the Company acknowledges that the only information furnished in writing by the Lead Managers on behalf of the several International Managers for use in the Pre- effective Prospectus, the Registration Statement and the Prospectus is the paragraph with respect to stabilization on the inside front cover page of the Prospectus and the statements contained under the caption "Underwriting" in the Prospectus.

        (c) The Registration Statement is effective under the Securities Act and no stop order suspending effectiveness of the Registration Statement or suspending or preventing the use of the Prospectus has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, are threatened under the Securities Act; any required filing of the Prospectus and any amendment or supplement thereto pursuant to Rule 424(b) of the Rules and Regulations has been or will be made in the manner and within the time period required by Rule 424(b).

        (d) There is no document, contract or other agreement of a character required to be described in the Registration Statement or Prospectus or to be filed as an exhibit to the Registration


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                Statement which is not described or filed as required by the
                Securities Act or the Rules and Regulations. Each agreement described in the Registration Statement and the Prospectus or listed in the Exhibits to the Registration Statement is in full force and effect and is valid and enforceable by and against the Company or its subsidiaries in accordance with its terms, except to the extent that rights to indemnity and contribution hereunder may be limited by applicable bankruptcy, insolvency and other similar laws affecting conditions, rights and rules of law governing specific performance, injunctive relief and other equitable remedies and except to the extent that the enforceability of certain indemnification provisions of certain registration rights agreements entered into by the Company may be limited by principles of public policy. Neither the Company nor any subsidiary is in default in the observance or performance of any material term or obligation to be performed by it under any such agreement, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in any such case which default or event would have a material adverse effect on the Company and its subsidiaries taken as a whole. No default exists, and, to the knowledge of the Company, no event has occurred which, with notice or lapse of time or both would constitute a default, in the due performance and observance of any term, covenant or condition, by the Company or any of its subsidiaries of any other agreement or instrument to which the Company or any of its subsidiaries is a party or by which any of them or their respective properties or businesses may be bound or affected, in any case which default or event could reasonably be expected to have a material adverse effect on the operations of the Company and its subsidiaries considered as a whole.

        (e) None of the Company or its subsidiaries is in violation of any franchise, license, permit, judgment, decree, order, statute or rule or regulation, which could reasonably be expected to have a material adverse effect on the operations of the Company and its subsidiaries considered as a whole, or any term or provision of its certificate of incorporation or by-laws.

        (f) Subsequent to the respective dates as of which information is given in the Registration Statement and Prospectus, and except as set forth or contemplated in the Prospectus, neither the Company nor any of its subsidiaries has incurred any material liabilities or obligations, direct or contingent, nor entered into any transactions not in the ordinary course of business, and there has not been any material adverse change in the condition (financial or otherwise), properties, business, management, net worth or results of operations of the Company and its subsidiaries considered as a whole, or any change in the capital stock, short-term or long-term debt of the Company and its subsidiaries considered as a whole, except for issuances of Common Stock pursuant to the Company's 1997 Stock Plan, 1997 Employee Stock Purchase Plan, 1997 Director Option Plan, 1997 Stock Option Plan for French Employees and the 1997 Employee Stock Purchase Plan for Non-U.S. Employees (collectively, the "1997 Plans").

        (g) The financial statements, together with the related notes and schedules, set forth in the Prospectus and elsewhere in the Registration Statement fairly present the financial position and the results of operations and changes in financial position of the Company and its consolidated subsidiaries at the respective dates or for the respective periods therein specified. Such statements and related notes and schedules have been prepared in accordance with generally accepted accounting principles applied on a consistent basis except as may be set forth in the Prospectus. The summary and selected financial and statistical data set forth in the Prospectus under the captions "Summary Consolidated


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                Financial Data," "Selected Consolidated Financial Data,"
                "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Results of Operations" and "-- Quarterly Results of Operations" fairly present, on the basis stated in the Registration Statement, the information set forth therein as of the respective dates and for the respective periods specified, and such data have been presented on a basis consistent with the financial statements so set forth in the Prospectus and other financial information.

        (h) To the Company's knowledge, KPMG Peat Marwick LLP, who have expressed their opinions on the audited financial statements and related schedules included in the Registration Statement and the Prospectus are independent public accountants as required by the Securities Act and the Rules and Regulations.

        (i) The Company and each of its subsidiaries have been duly organized and are validly existing and in good standing as corporations under the laws of their respective jurisdictions of organization, with power and authority (corporate and other) to own or lease their properties and to conduct their businesses as described in the Registration Statement and the Prospectus; each of the Company and its subsidiaries is in possession of and operating in compliance with all franchises, grants, authorizations, licenses, permits, easements, consents, certificates and orders required for the conduct of its business, all of which are valid and in full force and effect, except where the failure to possess or comply would not have a material adverse effect on the Company and its subsidiaries considered as a whole; and each of the Company and its subsidiaries is duly qualified to do business and in good standing as a foreign corporation in all other jurisdictions where its ownership or leasing of properties or the conduct of its businesses requires such qualification, except where failure to so qualify would not have a material adverse effect on the Company and its subsidiaries considered as a whole. No public regulatory or governmental consent, approval, authorization, order, registration, qualification, license or permit contains a materially burdensome restriction not adequately disclosed in the Registration Statement and the Prospectus. The Company owns or controls, directly or indirectly, only the corporations, associations or other entities named in Schedule C hereto.

        (j) The Company's authorized and outstanding capital stock is on the date hereof, and will be on the Closing Dates, as set forth under the heading "Capitalization" in the Prospectus; the outstanding shares of Common Stock of the Company conform to the description thereof in the Prospectus and have been duly authorized and validly issued and are fully paid and nonassessable; and have been issued in compliance with all federal and state securities laws and were not issued in violation of or subject to any pre-emptive rights or similar rights to subscribe for or purchase securities. Except as disclosed in or contemplated by the Prospectus and the consolidated financial statements of the Company and related notes thereto included in the Prospectus, the Company does not have outstanding any options or warrants to purchase, or any pre-emptive rights or other rights to subscribe for or to purchase any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations, except for options granted subsequent to the date of information provided in the Prospectus pursuant to the Company's employee and stock option plans as disclosed in the Prospectus. The description of the Company's stock option and other stock plans or arrangements, and the options or other rights granted or exercised thereunder, as set forth in the Prospectus, accurately and fairly presents the information required to be shown with respect to such plans, arrangements, options and rights. All outstanding shares of capital


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                stock of each subsidiary have been duly authorized and validly issued, and are fully paid and nonassessable and are owned directly by the Company or by another wholly owned subsidiary of the Company free and clear of any liens, encumbrances, equities or claims.

        (k) The Stock to be issued and sold by the Company to the International Managers hereunder and the U.S Stock to be issued and sold by the Company to the U.S. Underwriters under the U.S. Underwriting Agreement has been duly and validly authorized and, when issued and delivered against payment therefor as provided herein and therein, will be duly and validly issued, fully paid and nonassessable and free of any pre-emptive or similar rights and will conform to the description thereof in the Prospectus, and the International Managers and the U.S. Underwriters will receive good title to the Stock and the U.S. Stock, respectively, free and clear of all liens, security interests, pledges, charges, claims and encumbrances.

        (l) Except as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any subsidiary is subject, which, if determined adversely to the Company or any such subsidiary, could individually or in the aggregate be reasonably expected to (i) prevent or adversely affect the transactions contemplated by this Agreement, (ii) suspend the effectiveness of the Registration Statement, (iii) prevent or suspend the use of the Pre-effective Prospectus in any jurisdiction or (iv) result in a material adverse change in the condition (financial or otherwise), properties, business, management, net worth or results of operations of the Company and its subsidiaries considered as a whole and the Company is not aware of any valid basis for any such legal or governmental proceeding; and, to the Company's knowledge, no such proceedings are threatened or contemplated against the Company or any subsidiary by governmental authorities or others. Neither the Company nor any subsidiary is a party nor is subject to the provisions of any material injunction, judgment, decree or order of any court, regulatory body or other governmental agency or body. The description of the Company's litigation under the heading "Legal Proceedings" in the Prospectus is true and correct and complies with the Rules and Regulations and no other suit or proceeding before any court or governmental authority known to the Company is required to be disclosed in the Prospectus that is not so disclosed.

        (m) The execution, delivery and performance of this Agreement and the U.S. Underwriting Agreement and the consummation of the transactions herein and therein contemplated (A) will not result in any violation of the provisions of the certificate of incorporation, by-laws or other organizational documents of the Company or its subsidiaries, or any law, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or its subsidiaries or any of their respective properties or assets, and (B) will not conflict with or result in a breach or violation of any of the terms or provision of or constitute a default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of their respective properties is or may be bound nor will such delivery and performance result in the creation of a security interest, lien, encumbrance, charge or claim, except where such conflict, breach or violation would not have a material adverse effect on the Company and its subsidiaries considered as a whole.

        (n) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance of this Agreement and the U.S. Underwriting Agreement by the Company or its subsidiaries and the consummation of the


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                transactions contemplated hereby and thereby (including the issuance, sale and delivery of the Stock), except such as may be required by the National Association of Securities Dealers, Inc. (the "NASD"), the NASDAQ National Market, the Neuer Markt of the Frankfurt Stock Exchange or under the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or the securities or "Blue Sky" laws of any jurisdiction, the German Stock Exchange Act, Stock Exchange Regulations, Admission Regulation of the Neuer Markt and the German Sales Prospectus Act in connection with the purchase and distribution of the Stock by the International Managers and the U.S. Stock by the U.S. Underwriters.

        (o) The Company has the full corporate power and authority to enter into this Agreement and the U.S. Underwriting Agreement and to perform its obligations hereunder and thereunder (including to issue, sell and deliver the Stock and the U.S. Stock), and this Agreement and the U.S. Underwriting Agreement have each been duly and validly authorized, executed and delivered by the Company and each constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with their respective terms, except to the extent that rights to indemnity and contribution hereunder may be limited by U.S. or foreign federal or state securities laws or the public policy underlying such laws and except as may be limited by applicable bankruptcy, insolvency and other similar laws affecting conditions, rights and rules of law governing specific performance, injunctive relief and other equitable remedies.

        (p) The Company and its subsidiaries are in all material respects in compliance with, and conduct their respective businesses in conformity with, all applicable federal, state, local and foreign laws, rules and regulations or any court or governmental agency or body; and to the knowledge of the Company, otherwise than as set forth in the Registration Statement and the Prospectus, no prospective change in any of such federal or state laws, rules or regulations has been adopted which, when made effective, could reasonably be expected to have a material adverse effect on the operations of the Company and its subsidiaries considered as a whole.

        (q) The Company and its subsidiaries have filed all necessary federal, state, local and foreign income, payroll, franchise and other tax returns and have paid all taxes shown as due thereon or with respect to any of their properties, and there is no tax deficiency that has been or to the knowledge of the Company is reasonably likely to be, asserted against the Company or any of its subsidiaries or any of their respective properties or assets that would materially and adversely affect the financial position, business or operations of the Company and its subsidiaries considered as a whole.

        (r) No person or entity has the right to require registration of shares of Common Stock or other securities of the Company because of the filing or effectiveness of the Registration Statement or otherwise, except for persons and entities who have expressly waived such right or who have been given proper notice and have failed to exercise such right within the time or times required under the terms and conditions of such right.

        (s) Neither the Company nor any of its officers, directors or affiliates has taken or will take, directly or indirectly, any action designed or intended to stabilize or manipulate the price of the Common Stock in violation of Regulation M of the Exchange Act, or which caused or resulted in, or which might in the future reasonably be expected to cause or result in,


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                stabilization or manipulation of the price of the Common Stock in violation of Regulation M of the Exchange Act.

        (t) Each of the Company and its subsidiaries owns, or possesses adequate and enforceable rights, either as owner or licensee, to use all patents, trademarks (including "SwapBox(TM)," "SwapSmart(TM)," "SwapAcces(TM)," "SmartOS(TM)," "Smart Transporter(TM)" and CIMax(TM)" ), trademark registrations, service marks, service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, know-how and other similar rights described in the Prospectus as being owned or licensed by them and except as described in the Prospectus the Company is not aware of any claim to the contrary or any challenge by any other person to the rights of the Company and its subsidiaries with respect to the foregoing. To the knowledge of the Company, the Company's business as now conducted and as proposed to be conducted does not and will not infringe or conflict with in any material respect any patents, trademarks, service marks, trade name, copyright, trade secrets, know- how, licenses or other intellectual property or franchise right of any person. Except as described in the Prospectus, no claim has been made against the Company alleging the infringement by the Company of any patent, trademark, service mark, trade name, copyright, trade secret, know-how, license in or other intellectual property right or franchise right of any person.

        (u) The Company is not involved in any labor dispute nor, to the knowledge of the Company, is any such dispute threatened. Except as described in the Prospectus, the Company is not aware that
                (A) any executive, key employee or significant group of employees of the Company or any subsidiary plans to terminate employment with the Company or any such subsidiary or (B) any such executive or key employee is subject to any noncompete, nondisclosure, confidentiality, employment, consulting or similar agreement that would be violated by the present or proposed business activities of the Company and its subsidiaries. Neither the Company nor any subsidiary has or expects to have any liability for any prohibited transaction or funding deficiency or any complete or partial withdrawal liability with respect to any pension, profit sharing or other plan which is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), to which the Company or any subsidiary makes or ever has made a contribution and in which any employee of the Company or any subsidiary is or has ever been a participant. With respect to such plans, the Company and each subsidiary is in compliance in all material respects with all applicable provisions of ERISA.

        (v) No transaction has occurred, and no relationship, direct or indirect, exists, between or among the Company or its subsidiaries, on the one hand, and any of its stockholders, officers, directors, customers or suppliers of the Company or its subsidiaries or any affiliate or affiliates of any such stockholder, officer, director, customer or supplier, on the other hand, that is required to be described and is not so described in the Prospectus.

        (w) The Company and its subsidiaries have, and the Company and its subsidiaries as of the Closing Dates will have, good and marketable title to all personal property owned by them which is material to the business of the Company or of its subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as would not have a material adverse effect on the Company and its subsidiaries considered as a whole; and any real property and buildings held under lease by the Company and its subsidiaries are, or will be as of each of the Closing Dates, held by them under valid, subsisting and enforceable leases with such exceptions as would not have a material adverse


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                effect on the Company and its subsidiaries considered as a whole, in each case except as described in or contemplated by the Prospectus.

        (x) The Company and its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are customary in the businesses in which they are engaged or propose to engage after giving effect to the transactions described in the Prospectus; and neither the Company nor any subsidiary of the Company has any reason to believe that it will not be able to renew any of its existing insurance coverages as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue their business at a cost that would not have a material adverse effect on the Company and its subsidiaries considered as a whole, except as described in or contemplated by the Prospectus.

        (y) Other than as contemplated by this Agreement and the U.S. Underwriting Agreement, there is no broker, finder or other party that is entitled to receive from the Company any brokerage or finder's fee or other fee or commission as a result of any of the transactions contemplated by this Agreement or the U.S. Underwriting Agreement.

        (z) The Stock has been duly authorized for (i) quotation on the National Association of Securities Dealers Automated Quotation ("NASDAQ") National Market System, subject to official Notice of Issuance, and (ii) listing on the Neuer Markt of the Frankfurt Stock Exchange.

        (aa) The books, records and accounts of the Company and its subsidiaries accurately and fairly reflect, in all material respects, the transactions in, and dispositions of, the assets, and the results of operation, of the Company and its subsidiaries. The Company and each of its subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization;
                (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

        (bb) To the Company's knowledge, neither the Company nor any of its subsidiaries nor any employee or agent of the Company or any of its subsidiaries has made any payment of funds of the Company or any of its subsidiaries or received or retained any funds in violation of any law, rule or regulation, which payment, receipt or retention of funds is of a character required to be disclosed in the Prospectus.

        (cc) Neither the Company nor any of its subsidiaries is or, after application of the net proceeds of this offering as described under the caption "Use of Proceeds" in the Prospectus, will become an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

        (dd) Neither the Company nor any of its subsidiaries, nor any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries, has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; or has violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977.

        (ee) An application for admission of the Stock, including the German Prospectus and all required exhibits, (i) for listing on the regulated market ("Geregelter Markt") of the Frankfurt Stock Exchange ("FSE") to be submitted to the Admissions Committee of the FSE, and (ii) to the "Neuer Markt" of the FSE to be submitted to the Executive Board of the Deutsche Borse AG, the operator of the "Neuer Markt", copies of which have heretofore been delivered to you (both of which applications hereinafter referred to as the "Application for Admission") have been prepared and, as of the date of the Application for Admission, complied in all material respects with the applicable provisions of the German Securities Act ("BorsG"), the Regulations on Admissions to the Stock Exchange ("BorsZulVO"), the Regulations of the FSE ("BorsO"), and the rules and regulations of the Neuer Markt segment of the FSE (such provisions, rules and regulations are hereinafter collectively referred to as the "Applicable Rules").

        (ff) At its date of filing, the Application for Admission, together with all exhibits, amendments and supplements thereto complied in all material respects with the Applicable Rules and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading and contained all material statements and information required to be included therein by the Applicable Rules. Neither the German Prospectus, nor any amendment or supplement thereto, contained or will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

        (gg) There is no document, contract or other agreement of a character required to be described in the Application for Admission or the German Prospectus or to be filed as an exhibit to the Application for Admission which is not described or filed as required by the Applicable Rules. Each agreement described in the Application for Admission and the German Prospectus or listed in the exhibits to the Application for Admission is in full force and effect and is valid and enforceable by and against the Company or its subsidiaries in accordance with its terms, except to the extent that rights to indemnity and contribution hereunder may be limited by applicable bankruptcy, insolvency and other similar laws affecting conditions, rights and rules of law governing specific performance, injunctive relief and other equitable remedies and except to the extent that the enforceability of certain indemnification provisions of certain registration rights agreements entered into by the Company may be limited by principles of public policy. Neither the Company nor any subsidiary is in default in the observance or performance of any material term or obligation to be performed by it under any such agreement, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in any such case which default or event would have a material adverse effect on the Company and its subsidiaries taken as a whole. No default exists, and, to the knowledge of the Company, no event has occurred which, with notice or lapse of time or both would constitute a default, in the due performance and observance of any term, covenant or condition, by the Company or any of its subsidiaries of any other agreement or instrument to which the Company or any of its subsidiaries is a party or by which any of them or their respective properties or businesses may be bound or affected, in any case which default or event could reasonably be expected to have a material adverse effect on the operations of the Company and its subsidiaries considered as a whole.

        (hh) Subsequent to the respective dates as of which information is given in the Application for Admission and the German Prospectus, and except as set forth or contemplated in the German Prospectus, neither the Company nor any of its subsidiaries has incurred any material liabilities or obligations, direct or contingent, nor entered into any transactions not in the ordinary course of business, and there has not been any material adverse change in the condition (financial or otherwise), properties, business, management, net worth or results of operations of the Company and its subsidiaries considered as a whole, or any change in the capital stock, short-term or long-term debt of the Company and its subsidiaries considered as a whole, except for issuances of Common Stock pursuant to the 1997 Plans.

        (ii) The financial statements, together with the related notes and schedules, set forth in the German Prospectus and elsewhere in the Application for Admission fairly present the financial position and the results of operations and changes in financial position of the Company and its consolidated subsidiaries at the respective dates or for the respective periods therein specified. Such statements and related notes and schedules have been prepared in accordance with generally accepted accounting principles in the U.S. applied on a consistent basis except as may be set forth in the Prospectus. The summary and selected financial and statistical data set forth in the German Prospectus under the captions "Summary Consolidated Financial Data," "Selected Consolidated Financial Data," "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Results of Operations" and "-- Quarterly Results of Operations" fairly present, on the basis stated in the Application for Admission, the information set forth therein as at the respective dates and for the respective periods specified, and such data has been presented on a basis consistent with the financial statements so set forth in the German Prospectus and other financial information.

        (jj) The Company and each of its subsidiaries have been duly organized and are validly existing and in good standing as corporations under the laws of their respective jurisdictions of organization, with power and authority (corporate and other) to own or lease their properties and to conduct their businesses as described in the Application for Admission and the German Prospectus; each of the Company and its subsidiaries is in possession of and is operating in compliance with all material franchises, grants, authorizations, licenses, permits, easements, consents, certificates and orders required for the conduct of its business, all of which are valid and in full force and effect; and each of the Company and its subsidiaries is duly qualified to do business and is in good standing as a foreign corporation in all other jurisdictions where its ownership or leasing of properties or the conduct of its businesses requires such qualification, except where failure to so qualify would not have a material adverse effect on the Company and its subsidiaries considered as a whole. The Company has and each of its subsidiaries have all requisite power and authority, and all necessary consents, approvals, authorizations, orders, registrations, qualifications, licenses and permits of and from all public regulatory or governmental agencies and bodies to own, lease and operate its properties and conduct its business as now being conducted and as described in the Application for Admission and the German Prospectus, and no such consent, approval, authorization, order, registration, qualification, license or permit contains a materially burdensome restriction not adequately disclosed in the Application for Admission and the German Prospectus.

        (kk) The Company's authorized and outstanding capital stock is on the date hereof, and will be on the Closing Dates, as set forth under the heading "Capitalization" in the German Prospectus; the outstanding shares of Common Stock of the Company conform to the description thereof in the German Prospectus. Except as disclosed in and or contemplated by the German Prospectus and the consolidated financial statements of the Company and related notes thereto included in the German Prospectus, the Company does not have outstanding any options or warrants to purchase, or any preemptive rights or other rights to subscribe for or to purchase any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations, except for options granted subsequent to the date of information provided in the German Prospectus pursuant to the Company's 1997 Plans as disclosed in the German Prospectus. The description of the Company's stock option and other stock plans or arrangements, and the options or other rights granted or exercised thereunder, as set forth in the German Prospectus, accurately and fairly presents the information required to be shown with respect to such plans, arrangements, options and rights.

        (ll) The Stock to be issued and sold by the Company to the International Managers hereunder will conform to the description thereof in the German Prospectus.

        (mm) Except as set forth in the German Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any subsidiary is subject, which, if determined adversely to the Company or any such subsidiary, could individually or in the aggregate be reasonably expected to (i) prevent or adversely affect the transactions contemplated by this Agreement, (ii) suspend the effectiveness of the Application for Admission, or (iii) result in a material adverse change in the condition (financial or otherwise), properties, business, management, net worth or results of operations of the Company and its subsidiaries considered as a whole and the Company is not aware of any valid basis for any such legal or governmental proceeding; and, to the Company's knowledge, no such proceedings are threatened or contemplated against the Company or any subsidiary by governmental authorities or others. Neither the Company nor any subsidiary is a party nor subject to the provisions of any material injunction, judgment, decree or order of any court, regulatory body or other governmental agency or body. The description of the Company's litigation under the heading "Legal Proceedings" in the German Prospectus is true and correct and no other suit or proceeding before any court or governmental authority known to the Company is required to be disclosed in the Application for Admission or the German Prospectus that is not so disclosed.


2b. Representations and Warranties and Agreements of the Selling Stockholders. Each Selling Stockholder represents and warrants to, and agrees with, the several International Managers that such Selling
        Stockholder:

        (a) Now has, and on the Closing Date will have, valid and marketable title to the Stock and the U.S. Stock to be sold by such Selling Stockholder, free and clear of any lien, claim, security interest or other encumbrance, including, without limitation, any restriction on transfer, and has full right, power and authority to enter into this Agreement, the Power of Attorney and the Custody Agreement (each as hereinafter defined).

        (b) Now has, and on the Closing Date will have, upon delivery of and payment for each share of Stock hereunder and U.S. Stock under the U.S. Underwriting Agreement, full right, power and authority, and approval required by law to sell, transfer, assign and deliver the Stock being sold by such Selling Stockholder hereunder and the U.S. Stock being sold by such Selling Stockholder under the U.S. Underwriting Agreement, and each of the several International Managers will acquire valid and marketable title to all of the Stock being sold to the International Managers by such Selling Stockholder and each of the several U.S Underwriters will acquire valid and marketable title to all of the U.S. Stock being sold to the U.S Underwriters by such Selling Stockholder, in each case, free and clear of any liens, encumbrances, equities claims, restrictions on transfer or other defects whatsoever.

        (c) For a period of 90 days after the date of this Agreement, without the consent of Cowen & Company, such Selling Stockholder will not offer, sell, assign, transfer, encumber, contract to sell, grant an option to purchase or otherwise dispose of any Stock or securities convertible into or exchangeable for Stock, including, without limitation Stock which may be deemed to be beneficially owned by such Selling Shareholder in accordance with the Rules and Regulations, except for the Stock being sold hereunder and the U.S. Stock being sold under the U.S. Underwriting Agreement.

        (d) Has duly executed and delivered a power of attorney, in substantially the form heretofore delivered by the Lead Managers (the "Power of Attorney"), appointing Steven Humphreys and John Neidermaier and each of them, as attorney-in-fact (the "Attorneys-in-fact"), with authority to execute and deliver this Agreement and the U.S. Underwriting Agreement on behalf of such Selling Stockholder, to authorize the delivery of the shares of Stock to be sold by such Selling Stockholder hereunder and the shares of U.S. Stock being sold by such Selling Stockholder under the U.S. Underwriting Agreement and otherwise to act on behalf of such Selling Stockholder in connection with the transactions contemplated by this Agreement and the U.S. Underwriting Agreement.

        (e) Has duly executed and delivered a custody agreement, in substantially the form heretofore delivered by the Lead Managers ( the "Custody Agreement"), with American Stock Transfer & Trust Company, as custodian (the "Custodian"), pursuant to which certificates in negotiable form for the shares of Stock and the U.S. Stock to be sold by such Selling Stockholder hereunder and under the U.S. Underwriting Agreement have been placed in custody for delivery under this Agreement and the U.S. Underwriting Agreement.

        (f) Has, by execution and delivery of each of this Agreement, the U.S. Underwriting Agreement, the Power of Attorney and the Custody Agreement, created valid and binding obligations of such Selling Stockholder, enforceable against such Selling Stockholder in accordance with its terms, except to the extent that rights to indemnity and contribution hereunder may be limited by U.S. or foreign federal laws, state securities laws or the public policy underlying such laws and except as may be limited by applicable bankruptcy, insolvency and other similar laws affecting conditions, rights and rules of law governing specific performance, injunctive relief and other equitable remedies and except to the extent that the irrevocability of the Power of Attorney and Custody Agreement and the enforcement of the arbitration provisions contained therein may be limited by German law.

        (g) The performance of this Agreement, the U.S. Underwriting Agreement, the Custody Agreement and the Power of Attorney, and the consummation of the transactions contemplated hereby and thereby will not result in a breach or violation by such Selling Stockholder of any of the terms or provisions of, or constitute a default by such Selling Stockholder under, any material indenture, mortgage, deed of trust, trust (constructive or other), loan agreement, lease, franchise, license or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder or any of its properties is bound, or any judgement of any court or governmental agency or body applicable to such Selling Stockholder or any of its properties, or to such Selling Stockholder's knowledge, any statute, decree, order, rule or regulation of any court or governmental agency or body applicable to such Selling Stockholder or any of its properties, except to the extent that the irrevocability of the Power of Attorney and Custody Agreement and the enforcement of certain arbitration provisions may be limited by German law.

                Each Selling Stockholder agrees that the shares of Stock and U.S. Stock represented by the certificates held in custody under the Custody Agreement are for the benefit of and coupled with and subject to the interests of the International Managers, the U.S. Underwriters, the Selling Stockholders, and the Company hereunder, and that the arrangement for such custody and the appointment of the Attorneys-in-fact are irrevocable, except to the extent that the irrevocability of the Power of Attorney and Custody Agreement may be limited by German law; that the obligations of such Selling Stockholder hereunder shall not be terminated by operation of law, whether by the death or incapacity of such Selling Stockholder, or any other event, that if such Selling Stockholder should die or become incapacitated or any other event occurs, before the delivery of the Stock hereunder and the U.S. Stock under the U.S. Underwriting Agreement, certificates for the Stock and the U.S. Stock to be sold by such Selling Stockholder shall be delivered on behalf of such Selling Stockholder in accordance with the terms and conditions of this Agreement, the U.S. Underwriting Agreement and the Custody Agreement, and action taken by the Attorneys-in-fact or any of them under the Power of Attorney shall be as valid as if such death, incapacity, or other event had not occurred, whether or not the Custodian, the Attorneys-in-fact or any of them shall have notice of such death, incapacity or other event.


3 Purchase by, and Sale and Delivery to, International Managers--Closing Dates. The Company and the Selling Stockholders agree, severally and not jointly, to sell to the International Managers the Firm Stock with the number of shares to be sold by the Company and each Selling Stockholder being the number of shares set forth opposite its or his name in Schedule B, and on the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the International Managers agree, severally and not jointly, to purchase the Firm Stock from the Company and the Selling Stockholders, with the number of shares of Firm Stock to be purchased by each International Manager being set opposite its name in Schedule A, subject to adjustment in accordance with Section 12 hereof. The number of shares of Stock to be purchased by each International Manager from each Selling Stockholder hereunder shall bear the same proportion to the total number of shares of Stock to be purchased by such International Manager hereunder as the number of shares of Stock being sold by each Selling Stockholder bears to the total number of shares of Stock being sold by all Selling Stockholders, subject to adjustment by the Lead Managers to eliminate fractions.

        The purchase price per share to be paid by the International Managers to the Company and the Selling Stockholders will be the price per share set forth in the "Per Share" row of the table on the cover page of the Prospectus under the heading "Proceeds to Company" and "Proceeds to Selling Stockholders," respectively (the "Purchase Price").

        The Company and the Selling Stockholders will deliver the Firm Stock to the Lead Managers for the respective accounts of the several International Managers (in the form of definitive certificates, issued in such names and in such denominations as Cowen may direct by notice in writing to the Company and the Selling Stockholders given at or prior to 12:00 Noon, New York Time, on the second full business day preceding the First Closing Date (as defined below) or, if no such direction is received, in the names of the respective International Managers or in such other names as Cowen may designate (solely for the purpose of administrative convenience) and in such denominations as Cowen may determine), against payment of the aggregate Purchase Price therefore by wire transfer in immediately available funds (same day funds), to the Company and American Stock Transfer & Trust Company, as Custodian for the Selling Stockholders, all at the offices of Wilson Sonsini Goodrich & Rosati, 650 Page Mill Road, Palo Alto, California 94304. The time and date of the delivery and closing shall be at 10:00 A.M., New York Time, on April __, 1997. The time and date of such payment and delivery are herein referred to as the "First Closing Date". The First Closing Date and the location of delivery of, and the form of payment for, the Firm Stock may be varied by agreement among the Company, Cowen and the Selling Stockholders. The First Closing Date may be postponed pursuant to the provisions of Section 12.

        The Company and the Selling Stockholders shall make the certificates for the Stock available to the Lead Managers for examination on behalf of the International Managers not later than 10:00 A.M., New York time, on the business day preceding the First Closing Date at the offices of Cowen & Company, Financial Square, New York, New York 10005.

        It is understood that the Lead Managers, individually and not as Lead Managers of the several International Managers, may (but shall not be obligated to) make payment to the Company or to the Selling Stockholders on behalf of any International Manager or International Managers, for the Stock to be purchased by such International Manager or International Managers. Any such payment by a Lead Manager shall not relieve such International Manager or International Managers from any of its or their other obligations hereunder.

        The several International Managers agree to make a public offering of the Stock at the public offering price set forth on the cover page of the Prospectus as soon after the effectiveness of the Registration Statement or the Application for Admission as in their judgment is advisable. The Lead Managers shall promptly advise the Company and the Selling Stockholders of the making of the public offering.

        For the purpose of covering any over-allotments in connection with the distribution and sale of the Firm Stock as contemplated by the Prospectus, the Company hereby grants to the International Managers and the U.S. Underwriters an option to purchase, severally and not jointly, up to an aggregate of 450,000 shares of Optional Stock. The price per share to be paid for the Optional Stock shall be the Purchase Price. The option granted hereby may be exercised as to all or any part of the Optional Stock at any time, and from time to time, not more than thirty
        (30) days subsequent to the
        effective date of this Agreement. No Optional Stock shall be sold and delivered unless the Firm Stock previously has been, or simultaneously is, sold and delivered. The right to purchase the Optional Stock or any portion thereof may be surrendered and terminated at any time upon notice by the International Managers and the U.S. Underwriters to the Company.

        The option granted hereby may be exercised by the International Managers and the U.S. Underwriters by giving written notice from Cowen to the Company setting forth the number of shares of the Optional Stock to be purchased by them and the date and time for delivery of and payment for the Optional Stock. Each date and time for delivery of and payment for the Optional Stock (which may be the First Closing Date, but not earlier) is herein called an "Option Closing Date" and shall in no event be earlier than two (2) business days nor later than ten (10) business days after written notice is given. (The Option Closing Date and the First Closing Date are herein called the "Closing Dates".) Optional Stock shall be purchased for the account of each International Manager and or U.S. Underwriter, as the case may be, in the same proportion as the number of shares of Firm Stock set forth opposite such International Manager's or U.S. Underwriter's name in Schedule A hereto or Schedule A to the International Underwriting Agreement, as the case may be, bears to the total number of shares of Firm Stock (subject to adjustment by the International Managers to eliminate odd lots). Upon exercise of the option of the International Managers and the U.S. Underwriters, the Company agrees to sell to the International Managers and the U.S. Underwriters the number of shares of Optional Stock set forth in the written notice of exercise and the International Managers and the U.S. Underwriters agree, severally and not jointly and subject to the terms and conditions herein set forth, to purchase the number of such shares determined as aforesaid.

        The Company will deliver the Optional Stock to the International Managers and the U.S. Underwriters (in the form of definitive certificates, issued in such names and in such denominations as Cowen may direct by notice in writing to the Company given at or prior to 12:00 Noon, New York Time, on the second full business day preceding the Option Closing Date or, if no such direction is received, in the names of the respective U.S. Underwriters and International Managers or in such other names as Cowen may designate (solely for the purpose of administrative convenience) and in such denominations as Cowen may determine), against payment of the aggregate Purchase Price therefor by wire transfer in immediately available funds (same day funds), to the Company, all at the offices of Wilson Sonsini Goodrich & Rosati, 650 Page Mill Road, Palo Alto, California 94304. The Company shall make the certificates for the Optional Stock available to the U.S. Underwriters and the International Managers for examination not later than 10:00 A.M., New York Time, on the business day preceding the Option Closing Date at the offices of Cowen & Company, Financial Square, New York, New York 10005. The Option Closing Date and the location of delivery of, and the form of payment for, the Option Stock may be varied by agreement between the Company and Cowen. The Option Closing Date may be postponed pursuant to the provisions of Section 12.


4 Covenants and Agreements of the Company. The Company covenants and agrees with the several International Managers that:

        (a) The Company will (i) if the Company and the Lead Managers have determined not to proceed pursuant to Rule 430A of the Rules and Regulations, use its best efforts to cause the Registration Statement to become effective,
                (ii) if the Company and the Lead Managers have determined to proceed pursuant to Rule 430A of the Rules and Regulations, use its best efforts to comply with the provisions of and make all requisite filings with the Commission pursuant to Rule 430A and Rule 424 of the Rules and Regulations and (iii) if the Company and the Lead Managers have determined to deliver Prospectuses pursuant to Rule 434 of the Rules and Regulations, to use its best efforts to comply with all the applicable provisions thereof. The Company will advise the Lead Managers promptly as to the time at which the Registration Statement becomes effective, will advise the Lead Managers promptly of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the institution of any proceedings for that purpose, and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible the lifting thereof, if issued. The Company will advise the Lead Managers promptly of the receipt of any comments of the Commission or any request by the Commission for any amendment of or supplement to the Registration Statement or the Prospectus or for additional information and will not at any time file any amendment to the Registration Statement or supplement to the Prospectus which shall not previously have been submitted to the Lead Managers a reasonable time prior to the proposed filing thereof or, unless such filing is required by applicable law, to which the Lead Managers shall reasonably object in writing or which is not in compliance with the Securities Act and the Rules and Regulations.

        (b) The Company will prepare and file with the Commission, promptly upon the request of the Lead Managers, any amendments or supplements to the Registration Statement or the Prospectus which in the reasonable opinion of the Lead Managers may be necessary to enable the several International Managers to continue the distribution of the Stock and the several U.S. Underwriters to continue the distribution of the U.S. Stock and will use its best efforts to cause the same to become effective as promptly as possible.

        (c) If, at any time after the effective date of the Registration Statement when a prospectus relating to the Stock is required to be delivered under the Securities Act, any event relating to or affecting the Company or any of its subsidiaries occurs as a result of which the Prospectus or any other prospectus as then in effect would contain any untrue statement of a material fact, or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Securities Act, the Company will promptly notify the Lead Managers thereof and will prepare an amended or supplemented prospectus which will correct such statement or omission; and in case any International Manager is required to deliver a prospectus relating to the Stock nine (9) months or more after the effective date of the Registration Statement, the Company upon the request of the Lead Managers and at the expense of such International Manager will prepare promptly such prospectus or prospectuses as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Securities Act.

        (d) The Company will deliver to each of the Lead Managers, at or before the Closing Dates, one signed copy of the Registration Statement, as originally filed with the Commission, and one signed copy of all amendments thereto including all financial statements and exhibits thereto and will deliver to the Lead Managers (i) such number of unsigned copies of the Registration Statement, including such financial statements but without exhibits, and all amendments thereto, and (ii) such number of copies of the Application for Admission and the German Prospectus, as the Lead Managers may reasonably request. The Company will deliver or mail to or upon the order the Lead Managers, from time to time until the effective date of the Registration Statement, as many copies of the Pre-effective Prospectus as the Lead Managers may reasonably request. The Company will deliver or mail to or upon the order of the Lead Managers on the date of the public offering, and thereafter from time to time during the period when delivery of a prospectus relating to the Stock is required under the Securities Act, as many copies of the Prospectus, in final form or as thereafter amended or supplemented as the Lead Managers may reasonably request; provided, however, that the expense of the preparation and delivery of any prospectus required for use nine (9) months or more after the effective date of the Registration Statement shall be borne by the International Managers required to deliver such prospectus.

        (e) The Company will use its best efforts to cause, and provide all information, documentation, and other materials (whether contained or to be provided in the German Prospectus or otherwise) to the FSE and the Lead Managers as may be required or appropriate for, the Application for Admission to become and remain effective.

        (f) The Company will make generally available to its stockholders as soon as practicable, but not later than fifteen (15) months after the effective date of the Registration Statement, an earnings statement which will be in reasonable detail (but which need not be audited) and which will comply with Section 11(a) of the Securities Act, covering a period of at least twelve (12) months beginning after the "effective date" (as defined in Rule 158 under the Securities Act) of the Registration Statement.

        (g) The Company will cooperate with the Lead Managers to enable the Stock to be registered or qualified for offering and sale by the International Managers and by dealers under the securities laws of such jurisdictions as the Lead Managers may designate and at the request of the Lead Managers will make such applications and furnish such consents to service of process or other documents as may be required of it as the issuer of the Stock for that purpose; provided, however, that the Company shall not be required to qualify to do business or to file a general consent (other than that arising out of the offering or sale of the Stock) to service of process in any such jurisdiction where it is not now so subject. The Company will, from time to time, prepare and file such statements and reports as are or may be required of it as the issuer of the Stock to continue such qualifications in effect for so long a period as the Lead Managers may reasonably request for the distribution of the Stock. The Company will advise the Lead Managers promptly after the Company becomes aware of the suspension of the qualifications or registration of (or any such exception relating to) the Common Stock of the Company for offering, sale or trading in any jurisdiction or of any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any orders suspending such qualifications, registration or exception, the Company will, with the cooperation of the Lead Managers use its best efforts to obtain the withdrawal thereof.

        (h) The Company will furnish to its stockholders annual reports containing financial statements certified by independent public accountants.

        (i) The Company will maintain a transfer agent and registrar for its Common Stock.

        (j) The Company will not offer, sell, assign, transfer, encumber, contract to sell, register for sale, grant an option to purchase or otherwise dispose of, other than by operation of law, gifts, pledges or dispositions by estate representatives, any shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock (including, without limitation, Common Stock of the Company which may be deemed to be beneficially owned by the Company in accordance with the Rules and Regulations) during the 90 days following the date of this Agreement, other than (i) the Company's sale of Common Stock hereunder, (ii) issuances of Common Stock, stock options, stock purchase rights or other similar rights issued pursuant to the 1997 Plans as described in the Prospectus, and (iii) any Common Stock or preferred stock issued by the Company in any transaction of the type described in Rule 145 under the Securities Act or otherwise issued by the Company in exchange for technology or other non-cash assets of any third party.

        (k) The Company will apply the net proceeds from the sale of the Stock as set forth in the description under "Use of Proceeds" in the Prospectus.

        (l) The Company will supply the Lead Managers with copies of all correspondence to and from, and all documents issued to and by, the Commission in connection with the registration of the Stock under the Securities Act and the respective German authorities in connection with the listing on the Neuer Markt of the Frankfurt Stock Exchange in connection with the offer and sale of the Stock pursuant to this Agreement.

        (m) Prior to the First Closing Date the Company will furnish to the Lead Managers, as soon as they have been prepared, copies of any unaudited interim consolidated financial statements of the Company and its subsidiaries for any periods subsequent to the periods covered by the financial statements appearing in the Registration Statement and the Prospectus.

        (n) Prior to the Closing Dates the Company will issue no press release or other public communications directly or indirectly and hold no press conference with respect to the Company (other than customary product related sales and marketing communications) or any of its subsidiaries, the financial condition, results of operations, business, prospects, assets or liabilities of the Company or any of its subsidiaries, or the offering of the Stock, without Cowen's prior written consent, which shall not be unreasonably withheld.

        (o) During the period of five (5) years hereafter, the Company will furnish to the Lead Managers, and upon request of the Lead Managers, to each of the International Managers: (i) as soon as practicable after the end of each fiscal year, copies of the Annual Report of the Company containing the balance sheet of the Company as of the close of such fiscal year and statements of income, stockholders' equity and cash flows for the year then ended and the opinion thereon of the Company's independent public accountants; (ii) as soon as practicable after the filing thereof, copies of each proxy statement, Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Report on Form 8-K or other report filed by the Company on a non-confidential basis with the Commission, or the NASD or any securities exchange; (iii) as soon as available, copies of any report or communication of the Company mailed generally to holders of its Common Stock; and
                (iv) from time to time such other information concerning the Company as you may reasonably request.

        (p) The Company will comply with the German Code for Mergers and Acquisitions ("Ubernahmekodex") as long as such compliance is required.

        (q) The Company will maintain a Securities Caretaker ("Betreuer") as long as shares of its Common Stock are listed at the Neuer Markt of the FSE and maintenance of a Betreuer is required.

        (r) The Selling Stockholders will comply with the holding requirements for their Stock established by the FSE for securities listed at the Neuer Markt.

5       Payment of Expenses.

        (a) The Company will pay (directly or by reimbursement) all costs, fees and expenses incurred in connection with the performance of the obligations of the Company and of the Selling Stockholders under this Agreement and the U.S. Underwriting Agreement and in connection with the transactions contemplated hereby, including but not limited to (i) all expenses and taxes incident to the issuance and delivery of the Stock to the Lead Managers; (ii) all expenses incident to the registration of the Stock and the U.S. Stock under the Securities Act; (iii) the costs of preparing stock certificates (including printing and engraving costs); (iv) all fees and expenses of the registrar and transfer agent of the Stock and the U.S. Stock; (v) all necessary issue, transfer and other taxes in connection with the issuance and sale of the Stock to the International Managers or the execution of this Agreement; (vi) fees and expenses of the Company's counsel and the Company's independent accountants; (vii) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of the Registration Statement, each Pre-effective Prospectus and the Prospectus (including all exhibits and financial statements) and all amendments and supplements provided for herein, (viii) all costs and expenses incurred in connection with the shipping and distribution of the Selling Stockholders' Power of Attorney, the Custody Agreement, the "Agreement Among U.S. Underwriters and International Managers" between the Lead Managers and the Representatives, the "Agreement Among U.S. Underwriters" between the Representatives and the U.S. Underwriters, the Master Selected Dealers' Agreement, the U.S. Underwriters' Questionnaire and the Blue Sky memoranda (including with respect to such Blue Sky memoranda related fees and expenses of counsel to the Underwriters) and this Agreement; (ix) all filing fees, attorneys' fees and expenses incurred by the Company or the U.S. Underwriters in connection with exemptions from the qualifying or registering (or obtaining qualification or registration of) all or any part of the Stock for offer and sale and determination of its eligibility for investment under the Blue Sky or other securities laws of such jurisdictions as the Representatives may designate; (x) all fees and expenses paid or incurred in connection with filings made with the NASD and the listing of the Stock on the Neuer Markt of the FSE; and (xi) all other costs and expenses incurred by the Company and the Selling Stockholders incident to the performance of their obligations hereunder which are not otherwise specifically provided for in this Section.

        (b) In addition to their other obligations under Section 6(a) hereof, the Company and the Selling Stockholders agree that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding arising out of or based upon (i) any statement or omission or any alleged statement or omission by the Company or the Selling Stockholders or (ii) any breach or inaccuracy in their representations and warranties contained in this Agreement, they will reimburse each International Manager on a quarterly basis for all reasonable legal or other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the Company's and each Selling Stockholder's obligation to reimburse each International Manager for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any such interim reimbursement payment is so held to have been improper, each International Manager shall promptly return it to the Company or such Selling Stockholder, as the case may be, together with interest, compounded daily, determined on the basis of the prime rate (or other commercial lending rate for borrowers of the highest credit standing) announced from time to time by Citibank, N.A., New York, New York (the "Prime Rate"). Any such interim reimbursement payments which are not made to an International Manager in a timely manner as provided below shall bear interest at the Prime Rate from the due date for such reimbursement. This expense reimbursement agreement will be in addition to any other liability which the Company or any Selling Stockholder may otherwise have. The request for reimbursement will be sent to the Company with a copy to each Selling Stockholder.

        (c) In addition to its other obligations under Section 6(b) hereof, each International Manager severally agrees that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding arising out of or based upon any statement or omission, or any alleged statement or omission, described in Section 6(b) hereof which relates to information furnished to the Company pursuant to Section 6(c) hereof, it will reimburse the Company (and, to the extent applicable, each officer, director, controlling person or Selling Stockholder) on a quarterly basis for all reasonable legal or other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the International Managers' obligation to reimburse the Company (and, to the extent applicable, each officer, director, controlling person or Selling Stockholder) for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any such interim reimbursement payment is so held to have been improper, the Company (and, to the extent applicable, each officer, director, controlling person or Selling Stockholder) shall promptly return it to the International Managers together with interest, compounded daily, determined on the basis of the Prime Rate. Any such interim reimbursement payments which are not made to the Company within thirty (30) days of a request for reimbursement shall bear interest at the Prime Rate from the date of such request. This indemnity agreement will be in addition to any liability which such International Manager may otherwise have.

        (d) It is agreed that any controversy arising out of the operation of the interim reimbursement arrangements set forth in paragraph
                (b) and/or (c) of this Section 5, including the amounts of any requested reimbursement payments and the method of determining such amounts, shall be settled by arbitration conducted under the provisions of the Constitution and Rules of the Board of Governors of the New York Stock Exchange, Inc. or pursuant to the Code of Arbitration Procedure of the NASD. Any such arbitration must be commenced by service of a written demand for arbitration or written notice of intention to arbitrate, therein electing the arbitration tribunal. In the event the party demanding arbitration does not make such designation of an arbitration tribunal in such demand or notice, then the party responding to said demand or notice is authorized to do so. Such an arbitration would be limited to the operation of the interim reimbursement provisions contained in paragraph (b) and/or (c) of this Section 5 and would not resolve the ultimate propriety or enforceability of the obligation to reimburse expenses which is created by the provisions of Section 6.

6       Indemnification and Contribution.

        (a) The Company and SCM Microsystems GmbH jointly and severally agree to indemnify and hold harmless each International Manager and each person, if any, who controls such International Manager within the meaning of the Securities Act and the respective officers, directors, partners, employees, representatives and agents of each of such International Manager (collectively, the "Manager Indemnified Parties" and, each, a "Manager Indemnified Party"), against any losses, claims, damages, liabilities or expenses (including the reasonable cost of investigating and defending against any claims therefor and counsel fees incurred in connection therewith), joint or several, which may be based upon the Securities Act, or any Federal, state or foreign statute, regulation or at common law, (i) on the ground or alleged ground that any Pre-effective Prospectus, the Registration Statement, the Application for Admission, the Prospectus or the German Prospectus (or any Pre-effective Prospectus, the Registration Statement, the Application for Admission, the Prospectus or the German Prospectus as from time to time amended or supplemented) includes or allegedly includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, unless such statement or omission was made in reliance upon, and in conformity with, written information furnished to the Company by any International Manager, directly or through the Lead Managers, specifically for use in the preparation thereof and provided that the foregoing indemnity agreement with respect to any Pre-effective Prospectus shall not inure to the benefit of any International Manager from whom the person asserting any such losses, claims, damages or liabilities purchased Stock, or any person controlling such International Manager, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such International Manager to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Stock to such person, and the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities, unless such failure to deliver the Prospectus (as so amended or supplemented) resulted from the Company's failure to perform its obligations pursuant to Section 4(c) above or (ii) for any act or failure to act or any alleged act or failure to act by any International Manager in connection with, or relating in any manner to, the Stock or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or expense arising out of or based upon matters covered by clause (i) above (provided that the Company shall not be liable under this clause
                (ii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, or liability or expense resulted directly from any such acts or failures to act undertaken or omitted to be taken by such International Manager through its gross negligence or willful misconduct). The Company will be entitled to participate at its own expense in the defense or, if it so elects, to assume the defense of any suit brought to enforce any such liability, but if the Company elects to assume the defense, such defense shall be conducted by counsel chosen by it and reasonably acceptable to the International Managers. In the event the Company elects to assume the defense of any such suit and retain such counsel, any Manager Indemnified Parties, defendant or defendants in the suit, may retain additional counsel but shall bear the fees and expenses of such counsel unless (i) the Company shall have specifically authorized the retaining of such counsel or (ii) the parties to such suit include both any such Manager Indemnified Party and the Company, and such Manager Indemnified Parties have been advised by counsel to the International

                Managers that one or more legal defenses may be available to it or them which may not be available to the Company, in which case the Company shall not be entitled to assume the defense of such suit without the written consent of the Manager Indemnified Parties party to such suit notwithstanding its obligation to bear the fees and expenses of such counsel. In circumstances where the Company does not assume the defense of a suit for which indemnification is sought by one or more Manager Indemnified Parties, the Company will be obligated to bear the fees and expenses of only one firm on behalf of all Manager Indemnified Parties (plus local counsel, if, in the judgment of the primary counsel to the Manager Indemnified Parties use of such local counsel is necessary). This indemnity agreement is not exclusive and will be in addition to any liability which the Company might otherwise have and shall not limit any rights or remedies which may otherwise be available at law or in equity to each Manager Indemnified Party.

        (b) Each Selling Stockholder severally and not jointly agrees to indemnify and hold harmless each Manager Indemnified Party against any losses, claims, damages, liabilities or expenses (including, unless such Selling Stockholder elects to assume the defense, the reasonable cost of investigating and defending against any claims therefor and counsel fees incurred in connection therewith), joint or several, which may be based upon the Securities Act, or any Federal, state or foreign statute, regulation or at common law, on the ground or alleged ground that any Pre-Effective Prospectus, the Registration Statement, the Application for Admission, the Prospectus or the German Prospectus (or any Pre-Effective Prospectus, the Registration Statement, the Application for Admission, the Prospectus or the German Prospectus, as from time to time amended and supplemented) includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, unless such statement or omission was made in reliance upon, and in conformity with, written information furnished to the Company by any International Manager, directly or through the Lead Managers specifically for use in the preparation thereof; provided however that with respect to any untrue statement or omission or alleged untrue statement or omission made in any Pre-Effective Prospectus, the indemnity agreement contained in this subsection (b) shall not inure to the benefit of any Manager Indemnified Party from whom the person asserting any such losses, claims, damages or liabilities purchased the shares of Stock concerned to the extent that any such loss, claim, damage or liability of such Manager Indemnified Party results from the fact that a copy of the Prospectus was not sent or given to such person at or prior to the written confirmation of the sale of such shares of Stock, as required by the Securities Act, and if the untrue statement or omission concerned has been corrected in the Prospectus. Such Selling Stockholder shall be entitled to participate at his own expense in the defense, or, if he so elects, to assume the defense of any suit brought to enforce any such liability, but, if such Selling Stockholder elects to assume the defense, such defense shall be conducted by counsel chosen by him. In the event that any Selling Stockholder elects to assume the defense of any such suit and retain such counsel, the Manager Indemnified Parties, defendant or defendants in the suit, may retain additional counsel but shall bear the fees and expenses of such counsel unless (i) such Selling Stockholder shall have specifically authorized the retaining of such counsel or (ii) the parties to such suit include both such Manager Indemnified Parties and such Selling Stockholder and such Manager Indemnified Parties have been advised by counsel that one or more legal defenses may be available to it or them which may not be available to such Selling Stockholder, in which case such Selling Stockholder shall not be entitled to assume the defense of such suit notwithstanding its obligation to bear the fees and expenses of such counsel. This indemnity agreement is not exclusive and will be in addition to any liability which such Selling Stockholder might otherwise have and shall not limit any rights or remedies which may otherwise be available at law or in equity to each Manager Indemnified Party. The Company and the Selling Stockholders may agree, as among themselves and without limiting the rights of the International Managers under this Agreement, as to their respective amounts of such liability for which they each shall be responsible.

                Notwithstanding any other provision of this Agreement or the U.S. Underwriting Agreement, the liability of each Selling Stockholder to the International Managers and U.S. Underwriters under this Agreement, the U.S. Underwriting Agreement or otherwise shall be limited to an amount equal to the proceeds paid to such Selling Stockholder in the initial public offering.

        (c) Each International Manager severally and not jointly agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act (collectively, the "Company Indemnified Parties") and each Selling Stockholder (the "Selling Stockholder Indemnified Parties") against any losses, claims, damages, liabilities or expenses (including, unless the International Manager or International Managers elect to assume the defense, the reasonable cost of investigating and defending against any claims therefor and counsel fees incurred in connection therewith), joint or several, which arise out of or are based in whole or in part upon the Securities Act, the Exchange Act or any other federal, state, local or foreign statute or regulation, or at common law, on the ground or alleged ground that any Pre-effective Prospectus, the Registration Statement, the Application for Admission, the Prospectus or the German Prospectus (or any Pre-effective Prospectus, the Registration Statement, the Application for Admission, the Prospectus or the German Prospectus, as from time to time amended and supplemented) includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading, but only insofar as any such statement or omission was made in reliance upon, and in conformity with, written information furnished to the Company by such International Manager, directly or through the Lead Managers, specifically for use in the preparation thereof. Such International Manager shall be entitled to participate at its own expense in the defense, or, if it so elects, to assume the defense of any suit brought to enforce any such liability, but, if such International Manager elects to assume the defense, such defense shall be conducted by counsel chosen by it. In the event that any International Manager elects to assume the defense of any such suit and retain such counsel, the Company Indemnified Parties or Selling Stockholders Indemnified Parties and any other International Manager or International Managers or controlling person or persons, defendant or defendants in the suit, shall bear the fees and expenses of any additional counsel retained by them, respectively. The International Manager against whom indemnity may be sought shall not be liable to indemnify any person for any settlement of any such claim effected without such International Manager's consent. This indemnity agreement is not exclusive and will be in addition to any liability which such International Manager might otherwise have and shall not limit any rights or remedies which may otherwise be available at law or in equity to any Company Indemnified Party or Selling Stockholder Indemnified Party.

        (d) If the indemnification provided for in this Section 6 is unavailable or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above in respect of any losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to herein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the International Managers on the other from the offering of the Stock. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Stockholders on the one hand and the International Managers on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the International Managers on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Stockholders bear to the total underwriting discounts and commissions received by the International Managers, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholders or the International Managers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Stockholders and the International Managers agree that it would not be just and equitable if contribution were determined by pro rata allocation (even if the International Managers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to above shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating, defending, settling or compromising any such claim. Notwithstanding the provisions of this subsection (d), no International Manager shall be required to contribute any amount in excess of the amount by which the total price at which the shares of the Stock underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such International Manager has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The International Managers' obligations to contribute are several in proportion to their respective underwriting obligations and not joint. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act or the equivalent legal provision under German law) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

        (e)     Promptly after receipt by an indemnified party under subsection
                (a), (b) or (c) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission to so notify the indemnifying party shall not relieve the indemnifying party from any liability that it may have to any indemnified party except to the extent that any such delay results in the loss of the ability to assert any affirmative or negative defense the loss of which is materially prejudicial to the disposition of this matter.

7 Survival of Indemnities, Representations, Warranties, etc. The respective indemnities, covenants, agreements, representations, warranties and other statements of the Company and its subsidiaries, the Selling Stockholders and the several International Managers, as set forth in this Agreement or made by them respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation made by or on behalf of any International Manager, the Selling Stockholders, the Company or any of its officers or directors or any controlling person, and shall survive delivery of and payment for the Stock until all applicable statutes of limitation have expired.

8 Conditions of International Managers Obligations. The respective obligations of the several International Managers hereunder shall be subject to the accuracy, at and (except as otherwise stated herein) as of the date hereof and at and as of each of the Closing Dates, of the representations and warranties made herein by the Company and the Selling Stockholders to compliance at and as of each of the Closing Dates by the Company and the Selling Stockholders with their covenants and agreements herein contained and other provisions hereof to be satisfied at or prior to each of the Closing Dates, and to the following additional conditions:

        (a) The Registration Statement and the Application for Admission shall have become effective and no stop order suspending the effectiveness thereof shall have been issued and no proceedings for that purpose shall have been initiated or, to the knowledge of the Company or the Lead Managers, shall be threatened by the Commission, and any request for additional information on the part of the Commission (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the reasonable satisfaction of the Lead Managers. Any filings of the Prospectus, or any supplement thereto, required pursuant to Rule 424(b) or Rule 434 of the Rules and Regulations, shall have been made in the manner and within the time period required by Rule 424(b) and Rule 434 of the Rules and Regulations, as the case may be.

        (b) The Lead Managers shall have been satisfied that there shall not have occurred any change prior to each of the Closing Dates, in the condition (financial or otherwise), properties, business, management, net worth or results of operations of the Company and its subsidiaries considered as a whole, or any change in the capital stock, short-term or long-term debt of the Company and its subsidiaries considered as a whole, such that (i) the Registration Statement or the Prospectus, or any amendment or supplement thereto, contains an untrue statement of fact which, in the reasonable opinion of the Lead Managers, is material, or omits to state a fact which, in the reasonable opinion of the Lead Managers, is required to be stated therein or is necessary to make the statements therein not misleading or (ii) it is impracticable in the reasonable judgment of the Lead Managers to proceed with the public offering or purchase the Stock as contemplated hereby.

        (c) The Lead Managers shall be satisfied that no legal or governmental action, suit or proceeding affecting the Company which is material and adverse to the Company or which affects or may affect the Company's or the Selling Stockholders' ability to perform their respective obligations under this Agreement shall have been instituted or threatened and there shall have occurred no material adverse development in any existing such action, suit or proceeding.

        (d) At the time of execution of this Agreement, the Lead Managers shall have received from KPMG Peat Marwick LLP, independent certified public accountants, a letter, dated the date hereof, in form and substance satisfactory to the International Managers to the effect set forth in Exhibit I hereto.

        (e) The Lead Managers shall have received from KPMG Peat Marwick LLP, independent certified public accountants, letters, dated each of the Closing Dates, to the effect that such accountants reaffirm, as of each of the Closing Dates, and as though made on each of the Closing Dates, the statements made in the letter furnished by such accountants pursuant to paragraph (d) of this
                Section 8.

        (f) The Lead Managers shall have received (i) from Wilson Sonsini Goodrich & Rosati, Professional Corporation, United States securities counsel for the Company; (ii) from Oppenhoff & Radler, German counsel for the Company; and (iii) from the Law Offices of Robert Sabath, Esq., intellectual property counsel to the Company, an opinion, dated each of the Closing Date, to the effect set forth in Exhibits II, III and IV hereto, respectively.

        (g) The Lead Managers shall have received from Rogers & Wells, counsel for the International Managers, their opinion dated each of the Closing Dates with respect to the incorporation of the Company, the validity of the Stock, the Registration Statement and the Prospectus and such other related matters as it may reasonably request, and the Company shall have furnished to such counsel such documents as they may request for the purpose of enabling them to pass upon such matters.

        (h) The Lead Managers shall have received from _________________, counsel for the Selling Stockholders, an opinion dated the Closing Date, to the effect set forth in Exhibit V.

        (i) The Lead Managers shall have received a certificate or certificates, dated each of the Closing Dates, of the chief executive officer or the President and the chief financial or accounting officer of the Company to the effect that:

                (i) No stop order suspending the effectiveness of the Registration Statement has been issued, and, to the knowledge of the signers, no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act;

                (ii) Neither any Pre-effective Prospectus, as of its date, nor the Registration Statement or the Application for Admission nor the Prospectus or the German Prospectus, nor any amendment or supplement thereto, as of the time when the Registration Statement or the Application for Admission, as the case may be, became effective and at all times subsequent thereto up to the delivery of such certificate, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                (iii) The representations and warranties of the Company in this Agreement are true and correct at and as of each of the Closing Dates, and the Company has complied with all the agreements and performed or satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Dates; provided, however, that the representation contained in clause (ii) of paragraph 2(a)(z) hereof need not be true as of a Closing Date; and

                (iv) Since the respective dates as of which information is given in the Registration Statement, the Prospectus and the German Prospectus, and except as disclosed in or contemplated by the Prospectus, (i) there has not been any material adverse change or a development involving a material adverse change in the condition (financial or otherwise), properties, business, management, net worth or results of operations of the Company and its subsidiaries considered as a whole; (ii) the business and operations conducted by the Company and its subsidiaries have not sustained a loss by strike, fire, flood, accident or other calamity (whether or not insured) of such a character as to interfere materially with the conduct of the business and operations of the Company and its subsidiaries considered as a whole;
                        (iii) no legal or governmental action, suit or proceeding is pending or to the knowledge of the signers threatened against the Company which is material to the Company, whether or not arising from transactions in the ordinary course of business, or which may materially and adversely affect the transactions contemplated by this Agreement; (iv) since such dates and except as so disclosed, the Company has not incurred any material liability or obligation, direct, contingent or indirect, made any change in its capital stock (except pursuant to the 1997 Plans), made any material change in its short-term or funded debt or repurchased or otherwise acquired any of the Company's capital stock; and (v) the Company has not declared or paid any dividend, or made any other distribution, upon its outstanding capital stock payable to stockholders of record on a date prior to the Closing Date.

        (j) The Selling Stockholders shall have furnished to the Lead Managers certificates as to the accuracy, at and as of each of the Closing Dates, of the representations and warranties made herein by them and as to compliance at and as of each of the Closing Dates by them with their covenants and agreements herein contained and other provisions hereof to be satisfied at or prior to each of the Closing Dates, and as to satisfaction of the other conditions to the obligations of the International Managers hereunder.

        (k) Cowen & Company shall have received, on behalf of the several International Managers, the written agreements, substantially in the form of Exhibit VI hereto, of the officers, directors and certain holders of Common Stock that each will not offer, sell, assign, transfer, encumber, contract to sell, register for sale, grant an option to purchase or otherwise dispose of, other than by operation of law, gifts, pledges or dispositions by estate representatives, any shares of Common Stock (including, without limitation, Common Stock which may be deemed to be beneficially owned by such officer, director or holder in accordance with the Rules and Regulations) during the 90 days following the date of the final Prospectus except as provided therein.

        (l) The Closing under the U.S. Underwriting Agreement shall have occurred concurrently with the Closing hereunder on the Closing Date.

        All opinions, certificates, letters and other documents will be in compliance with the provisions hereunder only if they are reasonably satisfactory in form and substance to the Lead Managers. The Company will furnish to the Lead Managers conformed copies of such opinions, certificates, letters and other documents as the Lead Managers shall reasonably request. If any of the conditions hereinabove provided for in this Section shall not have been satisfied when and as required by this Agreement, this Agreement may be terminated by the Lead Managers by notifying the Company of such termination in writing or by telegram at or prior to each of the Closing Dates, but Cowen, following consultation with West LB, on behalf of the Lead Managers, shall be entitled to waive any of such conditions.

9 Effective Date. This Agreement shall become effective immediately as to Sections 5, 6, 7, 9, 10, 11, 13, 14, 15, 16 and 17 and, as to all other provisions, at 11:00 a.m. New York City time on the first full business day following the effectiveness of the Registration Statement or at such earlier time after the Registration Statement becomes effective as the Lead Managers may determine on and by notice to the Company or by release of any of the Stock for sale to the public. For the purposes of this Section 9, the Stock shall be deemed to have been so released upon the release for publication of any newspaper advertisement relating to the Stock or upon the release by you of notices (i) advising International Managers that the shares of Stock are released for public offering or (ii) offering the Stock for sale to securities dealers, whichever may occur first.

10 Termination. This Agreement (except for the provisions of Section 5) may be terminated by the Company at any time before it becomes effective in accordance with Section 9 by notice to the Lead Managers and may be terminated by the Lead Managers at any time before it becomes effective in accordance with Section 9 by notice to the Company. In the event of any termination of this Agreement under this or any other provision of this Agreement, there shall be no liability of any party to this Agreement to any other party, other than as provided in Sections 5, 6 and 11 and other than as provided in Section 12 as to the liability of defaulting International Managers.

        This Agreement may be terminated after it becomes effective by the Lead Managers by notice to the Company (i) if at or prior to the First Closing Date trading in securities on any of the New York Stock Exchange or the Nasdaq National Market System shall have been suspended (other than any short term suspension of trading pursuant to any "circuit breaker" provisions of the New York Stock Exchange) or minimum or maximum prices shall have been established on any such exchange or market, or a banking moratorium shall have been declared by New York or United States authorities; (ii) trading of any securities of the Company shall have been suspended on any U.S. or foreign exchange or in any U.S. or foreign over-the-counter market; (iii) if at or prior to the First Closing Date there shall have been (A) an outbreak or escalation of hostilities between the United States and any foreign power or of any other insurrection or armed conflict involving the United States or (B) any material change in financial markets or any calamity or crisis which, in the reasonable judgment of the Lead Managers, makes it impractical or inadvisable to offer or sell the Stock on the terms contemplated by the Prospectus; (iv) if there shall have been any material adverse development or prospective material adverse development involving particularly the business or properties or securities of the Company or any of its subsidiaries or the transactions contemplated by this Agreement, which, in the reasonable judgment of the Lead Managers, makes it impracticable or inadvisable to offer or deliver the Stock on the terms contemplated by the Prospectus; (v) if there shall be any litigation or proceeding, pending or threatened, which, in the reasonable judgment of the Lead Managers, makes it impracticable or inadvisable to offer or deliver the on the terms contemplated by the Prospectus; or (vi) if there shall have occurred any of the events specified in the immediately preceding clauses (i) - (v) together with any other such event that makes it, in the reasonable judgment of the Lead Managers, impractical or inadvisable to offer or deliver the Stock on the terms contemplated by the Prospectus.

11 Reimbursement of International Managers. Notwithstanding any other provisions hereof, if this Agreement shall not become effective by reason of any election of the Company or the Selling Stockholder pursuant to the first paragraph of Section 10 or shall be terminated by the Lead Managers under Section 8 (excluding Section 8(g)) or Section 10, the Company will bear and pay the expenses specified in Section 5 hereof and, in addition to their obligations pursuant to Section 6 hereof, the Company will reimburse the reasonable out-of-pocket expenses of the several International Managers (including reasonable fees and disbursements of counsel for the International Managers) incurred in connection with this Agreement and the proposed purchase of the Stock, and promptly upon demand the Company will pay such amounts to you as Lead Managers.

12 Substitution of International Managers. If any International Manager or International Managers shall default in its or their obligations to purchase shares of Stock hereunder and the aggregate number of shares which such defaulting International Manager or International Managers agreed but failed to purchase does not exceed ten percent (10%) of the total number of shares underwritten, the other International Managers shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the shares which such defaulting International Manager or International Managers agreed but failed to purchase. If any International Manager or International Managers shall so default and the aggregate number of shares with respect to which such default or defaults occur is more than ten percent (10%) of the total number of shares underwritten and arrangements satisfactory to the Lead Managers and the Company for the purchase of such shares by other persons are not made within forty-eight (48) hours after such default, this Agreement shall terminate.

        If the remaining International Managers or substituted International Managers are required hereby or agree to take up all or part of the shares of Stock of a defaulting International Manager or International Managers as provided in this Section 12, (i) the Company and the Selling Stockholders shall have the right to postpone the Closing Dates for a period of not more than five (5) full business days in order that the Company may effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus or in any other documents or arrangements, and the Company agrees promptly to file any amendments to the Registration Statement or supplements to the Prospectus which may thereby be made necessary, and (ii) the respective numbers of shares to be purchased by the remaining International Managers or substituted International Managers shall be taken as the basis of their underwriting obligation for all purposes of this Agreement. Nothing herein contained shall relieve any defaulting International Manager of its liability to the Company, the Selling Stockholders or the other International Managers for damages occasioned by its default hereunder. Any termination of this Agreement pursuant to this Section 12 shall be without liability on the part of any non-defaulting International Manager, the Selling Stockholders or the Company, except for expenses to be paid or reimbursed pursuant to Section 5 and except for the provisions of Section 6.

13 Notices. All communications hereunder shall be in writing and, if sent to the International Managers shall be mailed, delivered or facsimilied and confirmed to you, as their Lead Managers c/o Cowen & Company at Financial Square, New York. New York 10005 except that notices given to an International Manager pursuant to Section 6 hereof shall be sent to such International Manager at the address furnished by the Lead Managers or, if sent to the Company, shall be mailed, delivered or facsimilied and confirmed c/o SCM Microsystems, Inc., 131 Albright Way, Los Gatos, California 95030, Attention: President.

14 Successors. This Agreement shall inure to the benefit of and be binding upon the several International Managers, the Company and the Selling Stockholders and their respective successors and legal representatives. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person other than the persons mentioned in the preceding sentence any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions hereby contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person; except that the representations, warranties, covenants, agreements and indemnities of the Company and the Selling Stockholders contained in this Agreement shall also be for the benefit of the person or persons, if any, who control any International Manager or International Managers within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the indemnities of the several International Managers shall also be for the benefit of each director of the Company, each of its officers who has signed the Registration Statement and the person or persons, if any, who control the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act.

15 Applicable Law. This Agreement shall be governed by and construed in accordance with the substantive laws of the State of New York.

16 Authority of Lead Managers. In connection with this Agreement, you will act for and on behalf of the several International Managers, and any action taken under this Agreement by Cowen, as Lead Manager, after consultation with West LB, will be binding on all the International Managers; and any action taken under this Agreement by any of the Attorneys-in-fact will be binding on all the Selling Stockholders.

17 Partial Unenforceability. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

18 General. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof.

        In this Agreement, the masculine, feminine and neuter genders and the singular and the plural include one another. The section headings in this Agreement are for the convenience of the parties only and will not affect the construction or interpretation of this Agreement. This Agreement may be amended or modified, and the observance of any term of this Agreement may be waived, only by a writing signed by the party or parties to this Agreement directly affected by such amendment, modification or waiver.

19 Counterparts. This Agreement may be signed in two (2) or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter and your acceptance shall constitute a binding agreement between us.

                                         Very truly yours,

                                         SCM MICROSYSTEMS, INC.


                                          By:__________________________________
                                             Name:
                                             Title:


Accepted and delivered in                          SELLING STOCKHOLDERS
Palo Alto, California as of                        LISTED IN SCHEDULE B
the date first above written.

COWEN INTERNATIONAL L.P.                          By:_____________________
WESTDEUTSCHE LANDESBANK GIROZENTRALE
HAMBRECHT & QUIST LLC
    Acting on their own behalf
    and as Lead Managers of the several           By:_____________________
    International Managers referred to in the
    Attorney-in-fact
    foregoing Agreement.

By:  COWEN INTERNATIONAL L.P.

    By:_____________________________
       Its general partner



    By:_____________________________
       Name:
       Title:


For purposes of agreeing to the indemnification provisions set forth in Section 6 of this agreement:

SCM MICROSYSTEMS GmbH

By:                 _____________________________

Name:

Title:

                                   SCHEDULE A

                             INTERNATIONAL MANAGERS


                                                                Number of
                                                               Firm Shares
                                                                  to be
Name                                                            Purchased
----                                                            ---------
Cowen International L.P. .................................
Westdeutsche Landesbank Girozentrale .....................
Hambrecht & Quist LLC.....................................
         Total                                                  1,500,000
                                                                =========

                                   SCHEDULE B

                              SELLING STOCKHOLDERS


                                                                   Number of
                                                            Shares of Common Stock
                                                                     to be
Name                                                               Purchased
----                                                               ---------
[TO COME]       . ........................................
               ...........................................
                                                                   ---------
Total                                                              2,000,000
                                                                   =========

                                   SCHEDULE C

                                  SUBSIDIARIES

SCM Microsystems GmbH, a German entity

SCM Microsystems (U.S.) Inc., a Delaware corporation

                                   SCHEDULE D

                  LIST OF PARTIES EXECUTING LOCK-UP AGREEMENTS

                              Index Securities S.A.
                               Algoquin Trust S.A.
                          Alpinvest International B.V.
                                 Peter Andersson
                            Banque SCS Alliance S.A.
                                   Martin Bast
                         British Bank of the Middle East
                                Bulk Partners AS
                                   Daniel Case
                                CERN Pension Fund
                                 Cook & Cie S.A.
                                   Albert Covo
                                 Claus Dieckell
                               Friedrich Dieckell
                                    Mona Doss
                                  Natalie Eiden
                          Faisal Finance (Jersey) Ltd.
                                   E. A. Favre
                             Fidulex Management Inc.
                                 P. Finklestein
                                 Fondation Galba
                             The Forum Finance Group
                         Genevest Consulting Group S.A.
                                The Gifford Fund
                                   Jay M. Haft
                                   David Hale
                                   Dieter Haas
                          Hambrecht & Quist California
                                Hoegh Invest ACS
                                Steven Humphreys
                                 Nick Efthymiou
                                Intel Corporation
                                   Intellicard
                                ITOHU Corporation
                                  Detlef Jenett
                           KBL Founder Ventures S.C.A.
                                   Per Knudsen
                                 L.B. Finance SA
                                 Christian Lang
                              Ronald Lautenschlager
                                Jean Yves Le Roux
                                  John A. Lynch
                                Edward C. Macbeth
                                   Franz Maier
                                  Keith Marsden

                                Torsten Mayuranz
                                   Bernd Meier
                                   Sonja Meier
                              Merifin Capital N.V.
                                 Mirabaud & Cie
                                Murdoch & Company
                               John G. Niedermaier
                          Nippon Investment & Founders
                                  William Ogdon
                                  Isaiah Okoth
                             Jaochim Grafzu Ortenbum
                                  Ken O. Pelton
                                Jack H. Peterson
                                ppon PICTET & Cie
                                 Reiner Prummer
                                  Marianne Puhr
                                  Thomas Rachor
                                  Joshua Rafner
                                 Sylvia D. Reul
                                   Helga Rinke
                                  Michael Sack
                                   Jeff Saper
                               Beatrice Schneider
                                Robert Schneider
                                Ursual Schneider
                                   Ken Siegel
                             Swiss Bank Corporation
                         Societe Financiere Mirelis S.A.
                                  Lembit Soobik
                                  Jochem Solja
                                 Andreas Straub
                                  Andrea Taylor
                                     Telenor
                        TVM Eurotech Limited Partnership
                            Union Bank of Switzerland
                                 Siegfried Vater
                                     Vertex
                                Candida von Braun
                                Emmeram von Braun
                               Luitpold von Braun
                                   Andy Vought
                                  Andreas Wolf
                               WS Investments 97A
                        Zweite Beteiligungs Gesellschaft

                                    EXHIBIT I

                          [Form of Accountant's Letter]


The Accountants shall confirm that they are independent accountants to the Company within the meaning of the Securities Act and the Rules, that the response to Item 10 of the Registration Statement is correct insofar as it relates to them and stating that:

                             a. in their opinion the audited financial
               statements and financial statement schedules included in the Registration Statement and the Prospectus and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Rules and Regulations;

                             b. on the basis of a reading of the amounts
               included in the Registration Statement and the Prospectus under the headings "Summary Consolidated Financial Data" and "Selected Consolidated Financial Data," carrying out certain procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter, a reading of the minutes of the meetings of the stockholders and directors of the Company, and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company as to transactions and events subsequent to the date of the latest audited financial statements, except as disclosed in the Registration Statement and the Prospectus, nothing came to their attention which caused them to believe that:

                                    (1) the amounts in "Summary Consolidated
                      Financial Data," and "Selected Consolidated Financial Data" included in the Registration Statement and the Prospectus do not agree with the corresponding amounts in the audited or unaudited financial statements from which such amounts were derived; or

                                    (2) with respect to the Company, there were,
                      at a specified date not more than five business days prior to the date of the letter, any change in the capital stock of the Company, increase in the long-term debt of the Company or any decreases in net income or in stockholders' equity in the Company, as compared with the amounts shown on the Company's audited balance sheet for the fiscal year ended December 31, 1997 included in the Registration Statement; and

                             c. they have performed certain other procedures as
               may be permitted under generally acceptable auditing standards as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company) set forth in the Registration Statement and the Prospectus and reasonably specified by the Representatives agrees with the accounting records of the Company; and

                             d. based upon the procedures set forth in clauses
               (ii) and (iii) above and a reading of the amounts included in the Registration Statement under the headings "Summary Consolidated Financial Data" and "Selected Consolidated Financial Data" included in the Registration Statement and Prospectus and a reading of the financial statements, from which certain of such data were derived, nothing has come to their attention that gives them reason to believe that the "Selected Consolidated Financial Data" included in the Registration Statement and Prospectus do not comply as to the form in all material respects with the applicable accounting requirements of the Securities Act and the Rules or that the information set forth therein is not fairly stated in relation to the financial statements included in the Registration Statement or Prospectus from which certain of such data were derived are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included in the Registration Statement and Prospectus.

                                                                      Exhibit II

              [Form of Opinion of Wilson Sonsini Goodrich & Rosati]


        1. The Company and each of the corporations set forth in Exhibit A hereto (the "US Subsidiary") have been duly incorporated and are validly existing and in good standing as corporations under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing as foreign corporations in California which, to such counsel's knowledge, is the only jurisdiction in which the location of the properties owned or leased by it or in which the character of the business conducted by it makes such qualification necessary, and have all corporate power necessary to own or hold their respective properties and conduct their businesses as described in the Prospectus;

        2. The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and nonassessable and all of the Shares to be issued and sold by the Company to the U.S. Underwriters pursuant to the Underwriting Agreement and to the International Managers pursuant to the International Underwriting Agreement have been duly and validly authorized and, when issued and delivered against payment therefor as provided for in the Underwriting Agreement or the International Underwriting Agreement, as the case may be, shall be duly and validly issued, fully paid and non-assessable and, to our knowledge, free of any pre-emptive or similar rights;

        3. Other than as described in the Prospectus, to our knowledge, there are no pre-emptive or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any of the Shares pursuant to the Company's Certificate of Incorporation or By-Laws or pursuant to any agreement or other instrument known to us;

        4. Except as disclosed in the Prospectus, to our knowledge, there are no legal or governmental proceedings pending to which the Company or the US Subsidiary is a party or of which any property or assets of the Company or the US Subsidiary is the subject which, if determined adversely to the Company or the US Subsidiary, could, individually or in the aggregate, reasonably be expected to have a material adverse effect on the Company and its subsidiaries taken as a whole; and, to our knowledge, no such proceedings are threatened or contemplated by governmental authorities or other third parties;

        5. The Company has full corporate power and authority to enter into the Underwriting Agreement and the International Underwriting Agreement and to perform its obligations thereunder (including to issue, sell and deliver the Shares), and each of the Underwriting Agreement and the International Underwriting Agreement has been duly and validly authorized, executed and delivered by the Company and is a valid and binding obligation of the Company, enforceable against it in accordance with their respective terms.

        6. The execution, delivery and performance of the Underwriting Agreement and the International Underwriting Agreement by the Company and the consummation of the transactions contemplated by the Underwriting Agreement and the International Underwriting Agreement by the Company will not result in a breach or violation of (A) any of the terms or provisions of or constitute a default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument that is filed as an exhibit to the Registration Statement, (B) the Certificate of Incorporation or By-laws, or (C) any law, order, rule or regulation of any U.S. court or U.S. governmental agency or body having jurisdiction over the Company or the US Subsidiary or any of their properties or result in the creation of a lien;

        7. No consent, approval, authorization or order of any U.S. court or U.S. governmental agency or body is required for the consummation by the Company of the transactions contemplated by the Underwriting Agreement or the International Underwriting Agreement, except such as may be required by the National Association of Securities Dealers, Inc. (the "NASD"), the NASDAQ National Market, the Neuer Markt of the Frankfurt Stock Exchange or under the Securities Act or the Exchange Act or the securities or "Blue Sky" laws of any U.S. or foreign jurisdiction in connection with the purchase and distribution of the Shares by the U.S. Underwriters or the International Managers;

        8. The Registration Statement was declared effective under the Securities Act as of April __, 1998, the Prospectus was filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations on April __, 1998, and no stop order suspending the effectiveness of the Registration Statement has been issued and to our knowledge no proceeding for that purpose is pending or threatened by the Commission;

        9. The Registration Statement and the Prospectus and any amendments or supplements thereto (other than the financial statements and the notes thereto and the schedules and other financial and statistical data included in the Registration Statement or the Prospectus as to which we express no opinion) comply as to form in all respects with the requirements of the Securities Act and the Rules and Regulations and, to our knowledge, there are no contracts or documents of a character required to be filed as exhibits to the Registration Statement which are not filed as required;

        10. Other than as described in the Prospectus and to our knowledge, there are no contracts, agreements or understandings between the Company and any person granting such person the right (other than rights which have been waived or satisfied) to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to this Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act;

        11. The descriptions in the Registration Statement and the Prospectus under the captions "Risk Factors -- Concentration of Stock Ownership; Anti-Takeover Provisions," Risk Factors -- Shares Eligible for Future Sale," Description of Common Stock" and "Shares Eligible for Future Sale," solely to the extent they reflect matters of federal law arising under the laws of the United States or of the Delaware General Corporation Law or legal conclusions relating to such laws, accurately summarize and fairly present the legal and regulatory matters described therein; and

        12. The Company is not nor will it be immediately after receiving the proceeds from the sale of the Shares, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

        In addition, although we have not undertaken, except as otherwise indicated herein, to determine independently, and do not assume any responsibility for, the accuracy or completeness of the statements in the Registration Statement, we have participated in conferences with officers and other representatives of the Company, at which conferences representatives of the Representatives, counsel to the Underwriters and representatives of the independent certified public accountants of the Company were present, and at which conferences the contents of the Registration Statement and Prospectus and related matters were discussed, and based upon the foregoing nothing has come to our attention that has caused us to believe that the Registration Statement at the time the Registration Statement became effective, or the Prospectus, as of its date and as of the date hereof, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that any amendment or supplement to the Prospectus, as of its respective date, and as of the date hereof, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that we express no belief with respect to the financial statements and the notes thereto and the schedules and other financial and statistical data included in the Registration Statement or the Prospectus).

                                                                     Exhibit III

 [Form of Opinion of Issuer's German Counsel and Intellectual Property Counsel]


        1. SCM Microsystems GmbH, a limited liability company (the "Subsidiary") is duly incorporated and duly registered with the commercial register at the local court in Neuburg an der Donau under No. HRB 90556 and is validly existing as a limited liability company under the laws of Germany and is duly qualified to do business in accordance with the objectives of the Subsidiary set forth in its articles of association, and has all power and authority (corporate and other) necessary to own or hold its properties and conduct its business in accordance with its articles of association. The objective of the Subsidiary pursuant to its articles of association is to develop, produce and market electronic parts of microsystems, electronic and electric instruments, data terminals and data processing equipment as well as to trade all related products. The Subsidiary is also authorized to conduct all activities which are appropriate to serve these objectives. In particular the Subsidiary is authorized to establish, acquire or hold interest in enterprises of identical or similar kind and to grant or acquire licenses;

        2. The Subsidiary has an authorized, issued and outstanding share capital in the nominal amount of DM 522,700 (consisting of 33 shares with different nominal amounts). To the best of our knowledge after reasonable investigations all of the issued shares of capital stock of the Subsidiary have been duly and validly authorized and issued and are to the best of our knowledge fully paid, non-assessable and are owned by SCM Microsystems Inc., a Delaware corporation, to the best of our knowledge free and clear of all liens, encumbrances, equities or claims;

        3. Other than as described in the Prospectus after reasonable investigations (i.e., due inquiry of the management of the Subsidiary) there are no pre-emptive or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any of the capital stock of the Subsidiary pursuant to the Subsidiary's organizational documents or pursuant to any agreement or other instrument known to us providing for such rights or restrictions;

        4. Except as disclosed in the Prospectus after reasonable investigations (i.e., due inquiry of the management of the Subsidiary), to our knowledge, there are no legal or governmental proceedings pending to which the Subsidiary is a party or of which any property or assets of the Subsidiary is the subject which, if determined adversely to the Subsidiary, could individually or in the aggregate have a material adverse effect on the Subsidiary and, to our knowledge, no such proceedings are threatened or contemplated by governmental authorities or other third parties;

        5. The statements in the Prospectus under the heading "Risk Factors - Proprietary Technology and Intellectual Property" and "Business - Proprietary Technology and Intellectual Property," insofar as such statements constitute summary descriptions of the legal matters, documents or proceedings referred to therein, fairly represent the information called for with respect to such legal matters, documents or proceedings and such statements do not omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

        6. To such counsel's knowledge, the Subsidiary owns or possesses all patents, trademarks, trademark registrations, service marks, service mark registrations, trade names, copyrights, licenses, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) and rights described in the Prospectus as being owned by it or necessary for the conduct of its business; and to such counsel's knowledge, except as described in the Prospectus, the

Subsidiary has not received any notice of infringement of or conflict with and such counsel knows of no infringement of or conflict with asserted rights of others with respect to any such patents, trademarks, service marks or other proprietary information or materials which could result in any material adverse effect on the Subsidiary and to the knowledge of such counsel there is no infringement or violation by others of any of the Subsidiary's patents, licenses, trade secrets, trademarks, service marks or other proprietary information or materials which in the judgment of such counsel could materially affect the use thereof by the Subsidiary;

        7. The patents have been licensed to the Subsidiary as described in the Prospectus, and such licenses are valid, binding and enforceable; and the Subsidiary has rights to the products and technology covered thereby as described in the Prospectus;

        8. The Subsidiary has full corporate power and authority to enter into the Underwriting Agreement and the International Underwriting Agreement and to perform its obligations thereunder, and the Underwriting Agreement and the International Underwriting Agreement have each been duly and validly authorized, executed and delivered by the Subsidiary;

        9. The execution, delivery and performance of the Underwriting Agreement and the International Underwriting Agreement and the consummation of the transactions contemplated by the Underwriting Agreement and the International Underwriting Agreement by the Subsidiary will not result in a breach or violation of any of (A) the terms or provisions of or constitute a default under any indenture, mortgage, deed of trust note agreement or other agreement or instrument known to us after reasonable investigations (i.e., due inquiry of the management of the Subsidiary) to which the Subsidiary is a party or by which any of its properties is or may be bound, (B) the organizational documents of the Subsidiary, or (C) any law, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Subsidiary known to us or any of its properties nor will such execution, delivery and performance result in the creation of a lien;

        10. No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by the Subsidiary of the transactions contemplated by the Underwriting Agreement or the International Underwriting Agreement other than the approval of the German authorities pursuant to the German Stock Exchange Act (Borsengesetz), the German Sale Prospectus Act "Verkaufsprospektgesetz", the Stock Exchange Regulation ("Borsenordnung") and the Rules and Regulations of the New Market "(Regelwerk Neuer Markt").

        11. The Prospectus used in connection with the application to list the Stock on the Neuer Markt of the Frankfurt Stock Exchange and any amendments or supplements thereto comply as to form in all respects with the requirements of German law and the Frankfurt Stock Exchange.

        12. The Stock has been approved for listing on the Neuer Markt of the Frankfurt Stock Exchange.

                                                                      Exhibit IV


                 [Form of Intellectual Property Counsel Opinion]


1. The statements in the Prospectus under the heading "Risk Factors - Proprietary Technology and Intellectual Property" and "Business - Proprietary Technology and Intellectual Property," insofar as such statements constitute summary descriptions of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents or proceedings and such statements do not omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

        2. To such counsel's knowledge, the Company owns or possesses all patents, trademarks, trademark registrations, service marks, service mark registrations, trade names, copyrights, licenses, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) and rights described in the Prospectus as being owned by it or necessary for the conduct of its business; and to such counsel's knowledge, except as described in the Prospectus, the Company has not received any notice of infringement of or conflict with and such counsel knows of no infringement of or conflict with asserted rights of others with respect to any such patents, trademarks, service marks or other proprietary information or materials which could result in any material adverse effect on the Company and to the knowledge of such counsel there is no infringement or violation by others of any of the Company's patents, licenses, trade secrets, trademarks, service marks or other proprietary information or materials which in the judgment of such counsel could materially affect the use thereof by the Company; and

        3. The patents have been licensed to the Company as described in the Prospectus, and such licenses are valid, binding and enforceable; and the Company has rights to the products and technology covered thereby as described in the Prospectus.

                                                                       Exhibit V


               [Form of Opinion of Selling Stockholders' Counsel]


        1. [Corporate Selling Stockholder] Each of ______, ________ and ______ has full corporate power and authority to enter into the Underwriting Agreement, the International Underwriting Agreement, the Custody Agreement and the Power of Attorney and to perform its obligations thereunder (including to issue, sell and deliver the Shares), and each of the Underwriting Agreement, the International Underwriting Agreement, the Custody Agreement and the Power of Attorney has been duly and validly authorized, executed and delivered by the Company and is a valid and binding obligation of ________, _________ and ______, enforceable against it in accordance with their respective terms.

        2. [Individual Selling Stockholder] The Underwriting Agreement, the International Underwriting Agreement, the Custody Agreement, the Power of Attorney and the Lock-Up Agreement to be executed by the Selling Stockholders each have been duly and validly executed and delivered by or on behalf of each Selling Stockholder.

        3. The Underwriting Agreement, the International Underwriting Agreement, the Custody Agreement, the Power of Attorney and the Lock-Up Agreement executed and delivered by the Selling Stockholders each contains a valid choice of New York law.

        4. [Individual Selling Stockholder - To our knowledge after reasonable investigations,] each of the Selling Stockholders has full legal right and power to enter into the Underwriting Agreement and the International Underwriting Agreement and to sell, transfer and deliver in the manner provided in the Underwriting Agreement and the International Underwriting Agreement the Shares to be sold by the Selling Stockholders.

        5. Each of the Selling Stockholders is the record owner of and has marketable title to the Shares to be sold by such Selling Stockholder.

        6. All of the Selling Stockholders' rights in the Shares to be sold by such Selling Stockholder, have been transferred to the Underwriters who have severally purchased such Shares, free and clear of adverse claims, assuming that the Underwriters purchased the same in good faith without notice of any adverse claims.

        7. The transfer and sale by the Selling Stockholders of the Shares to be sold by the Selling Stockholders as contemplated in the Underwriting Agreement and the International Underwriting Agreement will not violate any agreement, judgment, decree, order, statute, rule or regulation which, to our knowledge, the Selling Stockholders are a party or by which either Selling Stockholder is bound or subject.

        8. To our knowledge, no consent, approval, authorization, license, certificate, permit or order of any court, governmental or regulatory agency, authority or body or financial institution is required in connection with the performance of the Underwriting Agreement or the International Underwriting Agreement by such Selling Stockholder or the consummation of the transactions contemplated therein, including the delivery and sale of the Shares to be delivered and sold by such Selling Stockholder, except such as have been obtained and except such as may be required under state securities or blue sky laws in connection with the purchase and distribution of the Shares by the several Underwriters and the provisions of German law including the German Stock Exchange Act (Borsengesetz), the German Stock Exchange Regulation (Borsenordnung), the Rules and Regulations for the New Market (Regelwerk Neuer Markt) and the Sales Prospectus Act (Verkaufsprospektgesetz).

                                                                      Exhibit VI

                           [Form of Lock-Up Agreement]
                                                         -----------------------
                                                          Print Stockholder Name


                             SCM MICROSYSTEMS, INC.
                                LOCK-UP AGREEMENT


Cowen & Company
Hambrecht & Quist LLC
Wessels, Arnold & Henderson, L.L.C.
        As representatives of the
        several Underwriters

c/o     Cowen & Company
        Financial Square
        New York, New York 10005

Re:  SCM Microsystems, Inc.



Ladies and Gentlemen:

In order to induce Cowen & Company ("Cowen"), Hambrecht & Quist LLC and Wessels, Arnold & Henderson, L.L.C. (together, the "Representatives"), to enter into a certain underwriting agreement with SCM Microsystems, Inc., a Delaware corporation (the "Company"), with respect to the public offering of shares of the Company's Common Stock, par value $ 0.001 per share ("Common Stock"), the undersigned hereby agrees that for a period of 90 days following the date of the final prospectus filed by the Company with the Securities and Exchange Commission in connection with such public offering, the undersigned will not, without the prior written consent of Cowen, directly or indirectly, (i) offer, sell, assign, transfer, encumber, pledge, contract to sell, grant an option to purchase or otherwise dispose of, other than by operation of law, any shares of Common Stock (including, without limitation, Common Stock which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations promulgated under the Securities Act of 1933, as the same may be amended or supplemented from time to time (such shares, the "Beneficially Owned Shares") or (ii) enter into any swap or similar agreement that transfers, in whole or in part, the economic risk of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. Notwithstanding the foregoing, this Lock-Up Agreement (the "Agreement") shall not apply to shares of the Company's Common Stock acquired on the open market and that shares so acquired may be sold or otherwise disposed of without regard to this Agreement.

Notwithstanding the foregoing, if the undersigned is an individual, he or she may transfer any Shares either during his or her lifetime or on death by will or intestacy to his or her immediate family or to a trust the beneficiaries of which are exclusively the undersigned and/or a member of his or her immediate family or to a charitable organization; provided, however, that in any such case it shall be a condition to the transfer that the transferee execute an agreement stating that the transferee is receiving and holding the Shares transferred subject to the provisions of this Agreement, and there shall be no further transfer of such Shares except in accordance with this Agreement. For purposes of this Agreement, "immediate family" shall mean spouse, lineal descendant, father, mother, brother or sister of the transferor and "charitable organization" shall mean an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

Notwithstanding the foregoing, if the undersigned is a partnership, the partnership may transfer any Shares to a partner of such partnership or a retired partner of such partnership who retires after the date hereof, or to the estate of any such partner or retired partner, and any partner who is an individual may transfer such Shares by gift, will or intestate succession to his or her spouse or lineal descendants or ancestors; and if the undersigned is a corporation, the corporation may transfer such Shares to any stockholder or subsidiary of such corporation and any stockholder who is an individual may transfer Shares by gift, will or intestate succession to his or her immediate family or to a charitable organization; provided, however, that in any such case, it shall be a condition to the transfer that the transferee execute an agreement stating that the transferee is receiving and holding the Shares subject to the provisions of this Agreement, and there shall be no further transfer of such Shares except in accordance with this Agreement.

The undersigned agrees that the provisions of this Agreement shall be binding also upon the successors, assigns, heirs and personal representatives of the undersigned. The undersigned agrees and consents to the placing of legends and/or the entry of stop transfer instructions with the Company's transfer agent against the transfer of any shares of Common Stock or Beneficially Owned Shares held by the undersigned except in compliance with this Agreement.

It is understood that, if the Underwriting Agreement does not become effective, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Shares, you will release us from our obligations under this Agreement.

This Agreement shall terminate and be of no further force or effect in the event that the offering contemplated by the Underwriting Agreement is not completed on or before August 31, 1998.


                                   -------------------------------
                                   Very truly yours,


                                   -------------------------------
                                   (Signature)


                                   -------------------------------
                                   (Title)


                                   -------------------------------
                                   (Date)